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                        NATIONWIDE LIFE INSURANCE COMPANY
                                 P.O. Box 182150
                            Columbus, Ohio 43218-2150
                       (800) 547-7548, TDD (800) 238-3035

           FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICIES
                   ISSUED BY NATIONWIDE LIFE INSURANCE COMPANY
                  THROUGH ITS NATIONWIDE VLI SEPARATE ACCOUNT-4


The Life Insurance Policies offered by this prospectus are variable life insurance policies (collectively referred to as the "Policies"). The Policies are designed to provide life insurance coverage and the flexibility to vary the amount and frequency of premium payments. The Policies may also provide a Cash Surrender Value if the Policy is terminated during the lifetime of the Insured. Nationwide Life Insurance Company guarantees to keep the Policy in force during the Guaranteed Policy Continuation Period provided that minimum premium requirements have been met (see "Grace Period and Guaranteed Policy
Continuation    Provision"). The death benefit and Cash Value of the Policies may vary to reflect the experience of the Nationwide VLI Separate Account-4 (the "Variable Account") or the Fixed Account to which Cash Values are allocated.

The Policies described in this prospectus meet the definition of "life insurance" under Section 7702 of the Internal Revenue Code (the "Code").

The Policy Owner may allocate Net Premiums and Cash Value to one or more of the Sub-Accounts of the Variable Account and the Fixed Account. The assets of each Sub-Account will be used to purchase, at net asset value, shares of a
designated Underlying Mutual    Fund in the following series of the Underlying
Mutual Fund options:

                       NATIONWIDE SEPARATE ACCOUNT TRUST:
                            Capital Appreciation Fund
                              Government Bond Fund
                                Money Market Fund
                               Small Company Fund
                                Total Return Fund

Nationwide Life Insurance Company (the "Company") guarantees that the death benefit for a Policy will never be less than the Specified Amount stated on the Policy data pages as long as the Policy is in force. There is no guaranteed Cash Surrender Value. If the Cash Surrender Value is insufficient to cover the charges under the Policy, the Policy will lapse without value subject to a grace period, unless the minimum premium requirements have been met (See "Grace Period and Guaranteed Policy Continuation Provision"). This prospectus generally describes only that portion of the Cash Value allocated to the Variable Account. For a brief summary of the Fixed Account Option, see "The Fixed Account Option."

INVESTMENTS IN THESE CONTRACTS ARE NOT DEPOSITS OR OBLIGATIONS OF, AND ARE NOT GUARANTEED OR ENDORSED BY, THE ADVISER OF ANY OF THE UNDERLYING MUTUAL FUNDS IDENTIFIED ABOVE, THE U.S. GOVERNMENT, OR ANY BANK OR BANK AFFILIATE. INVESTMENTS ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENTAL AGENCY. ANY INVESTMENT IN THE CONTRACT INVOLVES CERTAIN INVESTMENT RISK WHICH MAY INCLUDE THE POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THE PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THIS PROSPECTUS SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE. A PROSPECTUS FOR THE UNDERLYING MUTUAL FUND OPTION(S) BEING CONSIDERED MUST ACCOMPANY
THIS PROSPECTUS AND SHOULD BE READ IN CONJUNCTION HEREWITH.

               THE DATE OF THIS PROSPECTUS IS NOVEMBER 20, 1997.

                                GLOSSARY OF TERMS

ATTAINED AGE-The Insured's age on the Policy Date, plus the number of full years since the Policy Date.

ACCUMULATION UNIT-An accounting unit of measure used to calculate the Cash Value of the Variable Account.

BENEFICIARY-The person to whom the Death Proceeds are paid.

CASH VALUE-The sum of the Policy values in the Variable Account, Fixed Account and any associated value in the Policy Loan Account.

CASH SURRENDER VALUE-The Policy's Cash Value, less any Indebtedness under the Policy, less Surrender Charge.

CODE-The Internal Revenue Code of 1986, as amended.

COMPANY-Nationwide Life Insurance Company.

DEATH PROCEEDS-Amount of money payable to the Beneficiary if the Insured dies while the Policy is in force prior to the Maturity Date.

FIXED ACCOUNT-An investment option which is funded by the General Account of the Company.

GENERAL ACCOUNT-All assets of the Company other than those of the Variable Account or in other separate accounts that have been or may be established by the Company.

GUARANTEED POLICY CONTINUATION PERIOD-The guaranteed period during which a Policy will continue in force and not lapse, and is the lesser of 30 Policy Years or the number of Policy Years until the Insured reaches Attained Age 65; provided that for Policies issued to an Insured age 55 or older, the Guaranteed Period is 10 years.


SEC GUIDELINE LEVEL PREMIUM-The amount of level annual premium calculated in accordance with the provisions of Rule 6(e)(3)(T) under Investment Company Act of 1940. It represents the level annual premiums required to mature the Policy under reasonable mortality and expense charges, and at an annual effective interest rate of 5%.

HOME OFFICE-The main office of the Company located in Columbus, Ohio.

INDEBTEDNESS-Amounts owed the Company as a result of Policy loans including both principal and accrued interest.

INITIAL INVESTMENT DATE- The later of the Policy Date or the date on which the Company receives the Initial Premium at the Home Office.

INITIAL PREMIUM-The Initial Premium is the premium required for coverage to become effective on the Policy Date. It is shown on the Policy Data Page.

INSURED-The person whose life is covered by the Policy, and who is named on the Policy Data Page.

MATURITY DATE-The Policy Anniversary on or next following the Insured's 100th birthday.

MINIMUM MONTHLY PREMIUM-It is used to measure the total amount of premiums that must be paid during the Guaranteed Policy Continuation Period to keep the Policy in force and is shown on the Policy data page.

MINIMUM REQUIRED DEATH BENEFIT-Is the lowest death benefit which will qualify the Policy as life insurance under Section 7702 of the Code.

MINIMUM SPECIFIED AMOUNT- It is shown in the Policy data pages. Changes to the Policy which result in Specified Amount below the Minimum Specified Amount will not be processed.

MONTHLY ANNIVERSARY DAY-The same day as the Policy Date for each succeeding month.

NET AMOUNT AT RISK-The Net Amount At Risk can be determined as of the Monthly Anniversary Day or any other day. The Net Amount At Risk on a Monthly Anniversary Day is the death benefit minus the Cash Value prior to deduction of the base policy cost of insurance charge. On any other day the Net Amount At Risk is the death benefit minus the Cash Value.

NET ASSET VALUE-The worth of one share at the end of a market day or at the close of the New York Stock Exchange. Net Asset Value is computed by adding the value of all portfolio holdings plus other assets, deducting liabilities and then dividing the result by the number of shares outstanding.

NET PREMIUMS-Net Premiums are equal to the actual premiums minus the percent of premium charge. The percent of premium charges are shown on the Policy Data Page.

POLICY ANNIVERSARY-The same day and month as the Policy Date for succeeding years.

POLICY CHARGES-All deductions made from the premiums and the Policy Cash Value.

POLICY DATE-The date the provisions of the Policy take effect, as shown on the Policy Owner's Policy Data Page.

POLICY LOAN ACCOUNT-The Portion of the Cash Value which results from Policy Indebtedness.

POLICY OWNER-The person designated in the Policy application as the Owner.

POLICY YEAR-Each year commencing with the Policy Date and each Policy Anniversary thereafter.

SCHEDULED PREMIUM-The Scheduled Premium is shown on the Policy Data Page.

SPECIFIED AMOUNT-A dollar amount used to determine the death benefit under a Policy. It is shown on the Policy Data Page.

SUB-ACCOUNT-A part of the Variable Account, the assets of which are invested exclusively in a corresponding Underlying Mutual Fund.

SURRENDER CHARGE-An amount deducted from the Cash Value if the Policy is surrendered or if the Specified Amount is reduced as a result of a request from the Policy Owner.

TARGET PREMIUM-The annual premium at which the sales load is reduced on a current basis.

UNDERLYING MUTUAL FUNDS-The underlying mutual funds which correspond to the Sub-Accounts of the Variable Account.

VALUATION DATE-Each day the New York Stock Exchange and the Company's Home Office are open for business or any other day during which there is sufficient degree of trading that the current net asset value of the Accumulation Units might be materially affected.

VALUATION PERIOD-A period commencing with the close of business on the New York Stock Exchange and ending at the close of business for the next succeeding Valuation Date.

VARIABLE ACCOUNT-A separate investment account of Nationwide Life Insurance Company. Nationwide VLI Separate Account-4.

                                TABLE OF CONTENTS

GLOSSARY OF TERMS..................................................................2
SUMMARY OF THE POLICIES............................................................6
         Variable Life Insurance...................................................6
         The Variable Account and its Sub-Accounts.................................6
         The Fixed Account.........................................................6
         Deductions and Charges....................................................6
         Premiums..................................................................8
NATIONWIDE LIFE INSURANCE COMPANY..................................................9
THE VARIABLE ACCOUNT...............................................................9
         Investments of the Variable Account.......................................9
         -Nationwide Separate Account Trust.......................................10
         Reinvestment.............................................................11
         Transfers................................................................11
         Dollar Cost Averaging....................................................12
         Substitution of Securities...............................................12
         Voting Rights............................................................12
INFORMATION ABOUT THE POLICIES....................................................13
         Underwriting and Issuance................................................13
         -Minimum Requirements for Issuance of a Policy...........................13
         -Premium Payments........................................................13
         Allocation of Net Premium and Cash Value.................................13
         Short-Term Right to Cancel Policy........................................14
POLICY CHARGES....................................................................14
         Deductions from Premiums.................................................14
         Surrender Charges........................................................14
         -Reductions to Surrender Charges.........................................16
         Deductions from Cash Value...............................................16
         -Monthly Cost of Insurance...............................................16
         -Monthly Administrative Charge...........................................17
         -Mortality and Expense Risk Charge.......................................17
         Reduction of Charges.....................................................18
HOW THE CASH VALUE VARIES.........................................................18
         How the Investment Experience is Determined..............................18
         Net Investment Factor....................................................18
         Valuation of Assets......................................................19
         Determining the Cash Value...............................................19
         Valuation Periods and Valuation Dates....................................19
SURRENDERING THE POLICY FOR CASH..................................................19
         Right to Surrender.......................................................19
         Cash Surrender Value.....................................................19
         Partial Surrenders.......................................................19
         -Preferred Partial Surrenders............................................20
         -Reduction of the Specified Amount.......................................20
         Maturity Proceeds........................................................20
         Income Tax Withholding...................................................20
POLICY LOANS......................................................................20
         Taking a Policy Loan.....................................................20
         Effect on Investment Performance.........................................21
         Interest.................................................................21
         Effect on Death Benefit and Cash Value...................................21
         Repayment................................................................22
HOW THE DEATH BENEFIT VARIES......................................................22
         Calculation of the Death Benefit.........................................22
         Proceeds Payable on Death................................................22
RIGHT TO EXCHANGE FOR A FIXED BENEFIT POLICY......................................22
CHANGES OF INVESTMENT POLICY......................................................23

GRACE PERIOD AND GUARANTEED POLICY CONTINUATION PROVISION.........................23
         Grace Period.............................................................23
         Guaranteed Policy Continuation Provision.................................23
REINSTATEMENT.....................................................................23
THE FIXED ACCOUNT OPTION..........................................................24
CHANGES IN EXISTING INSURANCE COVERAGE............................................24
         Specified Amount Increases...............................................24
         Specified Amount Decreases...............................................25
         Changes in the Death Benefit Option......................................25
OTHER POLICY PROVISIONS...........................................................25
         Policy Owner.............................................................25
         Beneficiary..............................................................25
         Assignment...............................................................26
         Incontestability.........................................................26
         Error in Age or Sex......................................................26
         Suicide..................................................................26
         Nonparticipating Policies................................................26
         Riders...................................................................26
LEGAL CONSIDERATIONS..............................................................26
DISTRIBUTION OF THE POLICIES......................................................27
CUSTODIAN OF ASSETS...............................................................27
TAX MATTERS.......................................................................27
         Policy Proceeds..........................................................27
         -Federal Estate and Generation-Skipping Transfer Taxes...................28
         -Non-Resident Aliens.....................................................28
         Taxation of the Company..................................................29
         Tax Changes..............................................................29
THE COMPANY.......................................................................30
COMPANY MANAGEMENT................................................................30
         Directors of the Company.................................................30
         Executive Officers of the Company........................................31
OTHER CONTRACTS ISSUED BY THE COMPANY.............................................32
STATE REGULATION..................................................................32
REPORTS TO POLICY OWNERS..........................................................32
ADVERTISING.......................................................................32
LEGAL PROCEEDINGS.................................................................32
EXPERTS...........................................................................33
REGISTRATION STATEMENT............................................................33
LEGAL OPINIONS....................................................................33
APPENDIX 1........................................................................34
APPENDIX 2........................................................................36
APPENDIX 3........................................................................53
FINANCIAL STATEMENTS..............................................................56

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO PERSON IS AUTHORIZED TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS.

THE PRIMARY PURPOSE OF THE POLICIES IS TO PROVIDE LIFE INSURANCE PROTECTION FOR THE BENEFICIARY NAMED IN THE POLICY. NO CLAIM IS MADE THAT THE POLICIES ARE IN ANY WAY SIMILAR OR COMPARABLE TO A SYSTEMATIC INVESTMENT PLAN OF A MUTUAL FUND.

                             SUMMARY OF THE POLICIES

VARIABLE LIFE INSURANCE

The variable life insurance Policies offered by Nationwide Life Insurance Company (the "Company") provide for life insurance coverage on the Insured. The Policies may provide for a Cash Surrender Value which is payable if the Policy is terminated during the Insured's lifetime.

The death benefit and Cash Value of the Policies may increase or decrease to reflect the investment performance of the Variable Account Sub-Accounts or the Fixed Account to which Cash Values are allocated (see "How the Death Benefit Varies"). There is no guaranteed Cash Surrender Value (see "How the Cash Value Varies"). If the Cash Surrender Value is insufficient to pay the Policy Charges, the Policy will lapse without value. Nationwide Life Insurance Company guarantees to keep the Policy in force during the Guaranteed Policy Continuation Period provided the premium requirements have been met (see "Underwriting and Issuance").

Under certain conditions, a Policy may become a modified endowment contract as a result of a material change or a reduction in benefits as defined by the Internal Revenue Code ("Code"). Excess premiums paid may also cause the Policy to become a modified endowment contract. The Company will monitor premiums paid and other policy transactions and will notify the Policy Owner when the Policy's non-modified endowment contract status is in jeopardy (see "Tax Matters").

THE VARIABLE ACCOUNT AND ITS SUB-ACCOUNTS

The Company places the Policy's Net Premiums in the Variable Account or the Fixed Account at the time the Policy is issued. The Policy Owner selects the Sub-Accounts of the Variable Account or the Fixed Account into which the Cash Value will be allocated (see "Allocation of Cash Value"). In such states which require a return of premiums to those Policy Owners exercising their short term right to cancel (see "Short Term Right to Cancel Policy"), the Net Premiums will be allocated to the Nationwide Separate Account Trust Money Market Fund Sub-Account (for any Net Premiums allocated to a Sub-Account on the application) or the Fixed Account until the expiration of the period in which the Policy Owner may exercise his or her short-term right to cancel the Policy. Assets of each Sub-Account are invested at net asset value in shares of a corresponding Underlying Mutual Fund (see "Allocation of Net Premium and Cash Value"). For a description of the Underlying Mutual Fund options and their investment objectives, see "Investments of the Variable Account."

THE FIXED ACCOUNT

The Fixed Account is funded by the assets of the Company's General Account. Cash Values allocated to the Fixed Account are credited with interest daily at a rate declared by the Company. The interest rate declared is at the Company's sole discretion, but may never be less than an effective annual rate of 3%.

DEDUCTIONS AND CHARGES

The Company deducts certain charges from the premiums and the Cash Value of the Policy. These charges are made for administrative and sales expenses, tax expenses, providing life insurance protection and assuming the mortality and expense risks. For a discussion of any charges imposed by the Underlying Mutual Fund options, see the prospectuses of the respective Underlying Mutual Funds.

The Company deducts a sales load from each premium payment received which is guaranteed never to exceed 2.5% of such premium payment. On a current basis, the sales load, in all years, is 2.5% of premiums paid up to the Target Premium plus 0.5% of premiums in excess of the Target Premium. The total sales load actually deducted from any Policy will be equal to the sum of this front-end sales load plus any sales surrender charge.

The Company also deducts a charge for tax expense equal to 3.5%, on both current and guaranteed basis, of all premium payments. This charge reimburses the Company for premium taxes imposed by various state and local jurisdictions and for federal taxes imposed under Section 848 of the Code. The 3.5% tax expense rate consists of the following components: (1) a state premium tax rate of 2.25%; and (2) a federal tax rate of 1.25%.

The Company also deducts the following charges from the Policy's Cash Value on the Policy Date and each subsequent Monthly Anniversary Day:

     -    monthly cost of insurance; plus

     - monthly cost of any additional benefits provided by riders to the Policy; plus

     - an administrative expense charge. This charge is $10 per month in the first year and $5 per month in renewal years. The charge may be increased at the sole discretion of the Company but may not exceed $10 per month in the first year, $7.50 per month in renewal years; plus

     - mortality and expense risk charge. This charge is equal to an annual effective rate multiplied by the Cash Value attributable to the Variable Account. The annual effective rate is 0.60% for the first $25,000 of Cash Value attributable to the Variable Account, 0.30% for the next $225,000 of Cash Value attributable to the Variable Account and 0.10% for all Cash Value attributable to the Variable Account in excess of $250,000.

For Policies which are surrendered during the first nine Policy Years, the Company deducts a Surrender Charge. This Surrender Charge is comprised of an underwriting component and a sales component. The maximum initial Surrender Charge varies by issue age, sex, Specified Amount and underwriting classification and is calculated based on the initial Specified Amount. The Surrender Charge in renewal years is equal to a percentage of the initial Surrender Charge. The following table illustrates the maximum initial Surrender Charge per $1,000 of initial Specified Amount for Policies which are issued on a standard basis (see Appendix 1 for specific examples).

                    Initial Specified Amount $50,000-$99,999

        Issue         Male          Female          Male         Female
         Age      Non-Tobacco    Non-Tobacco      Standard      Standard

         25          $7.773         $7.518         $8.369        $7.818
         35           8.817          8.396          9.811         8.889
         45          12.185         11.390         13.884        12.164
         55          15.628         13.995         18.410        15.106
         65          22.274         19.043         26.559        20.607

                       Initial Specified Amount $100,000 +


        Issue         Male          Female          Male         Female
         Age       Non-Tobacco   Non-Tobacco      Standard      Standard
         25           $5.773        $5.518          $6.369        $5.818
         35            6.817         6.396           7.811         6.889
         45            9.685         8.890          11.384         9.664
         55           13.128        11.495          15.910        12.606
         65           21.274        18.043          25.559        19.607


Policies that are surrendered during the first nine Policy Years following an increase in the Specified Amount will incur a Surrender Charge associated with the increase. This Surrender Charge is comprised of an underwriting component and a sales component. The maximum initial Surrender Charge associated with the increase is based on the attained age at the time of the increase, the underwriting classification of the increase, sex, and the amount of the increase in Specified Amount. The actual initial Surrender Charge associated with the increase is based upon the maximum initial Surrender Charge associated with the increase and the premium received within one year of the increase in Specified Amount.

Increases that are caused by a change in the death benefit option that preserves the Net Amount At Risk are not subject to a Surrender Charge (for a discussion on death benefit options see "Calculation of the Death Benefit"). The Surrender Charge associated with the increase for Policy Years following the increase is a percentage of the initial Surrender Charge.

The following table illustrates the maximum initial Surrender Charge per $1,000 of Specified Amount increase for Policies increasing coverage on a standard basis.

                 Issue                Male                 Female                Male                Female
                  Age              Non-Tobacco          Non-Tobacco            Standard             Standard
                  25                  $3.464               $3.311                $3.821               $3.491
                  35                   4.090                3.837                 4.686                4.133
                  45                   5.811                5.334                 6.830                5.798
                  55                   7.877                6.897                 9.546                7.563
                  65                  12.764               10.826                15.335               11.764

The renewal surrender charge is reduced by any partial surrender charge actually paid on previous decreases in Specified Amount. On any partial surrender after the first Policy Year, a service charge of $25.00 may be deducted from the amount of the partial surrender.

Decreases in Specified Amount, that are not associated with a partial withdrawal or a death benefit option change that preserves the Net Amount At Risk, will incur a proportional Surrender Charge. For a Policy with prior increases in Specified Amounts, these decreases will be made on a LIFO (last in first out) basis and therefore decrease each segment in reverse order of its effective date. For each segment that is reduced by the decrease, a proportional surrender charge will be incurred. The total Surrender Charge for the decrease will be the sum of these proportional surrender charges for the decreases in various segments.

Underlying Mutual Fund shares are purchased at net asset value, which reflects the deduction of investment management fees and certain other expenses. The management fees are charged by each Underlying Mutual Fund's investment adviser for managing the Underlying Mutual Fund and selecting its portfolio of securities. Other Underlying Mutual Fund expenses can include such items as interest expense on loans and contracts with transfer agents, custodians, and other companies that provide services to the Underlying Mutual Fund. The management fees and other expenses for each Underlying Mutual Fund for its most recently completed fiscal year, expressed as a percentage of the Underlying Mutual Fund's average assets, are as follows:

                     Underlying Mutual Fund Annual Expenses
                          (After Expense Reimbursement)

                                   ---------------------------------------
                                    Management      Other        Total
                                       Fees        Expenses    Expenses
--------------------------------------------------------------------------
NSAT-Capital Appreciation Fund           0.65%         0.03%        0.68%
--------------------------------------------------------------------------
NSAT-Government Bond Fund                0.55%         0.02%        0.57%
--------------------------------------------------------------------------
NSAT-Money Market Fund                   0.45%         0.02%        0.47%
--------------------------------------------------------------------------
NSAT Small Company Fund                  1.00%         0.10%        1.10%
--------------------------------------------------------------------------
NSAT-Total Return Fund                   0.65%         0.03%        0.68%
--------------------------------------------------------------------------

The Underlying Mutual Fund expenses shown above are assessed at the Underlying Mutual Fund level and are not direct charges against the Variable Account or reductions in Cash Value. These Underlying Mutual Fund expenses are taken into consideration in computing each Underlying Mutual Fund's net asset value, which is the share price used to calculate the Variable Account's unit value. The management fees and other expenses are more fully described in the prospectuses for each individual Underlying Mutual Fund. None of the above Underlying Mutual Funds are subject to 12b-1 fees or fee waiver or expense reimbursement arrangements.

PREMIUMS

The minimum Initial Premium for which a Policy may be issued is equal to three times the initial Minimum Monthly Premium.

For a limited time, the Policy Owner has the right to cancel the Policy and receive an amount specified by the laws of the state in which the policy was issued (see "Short-Term Right to Cancel Policy").

The Initial Premium is due on the Policy Date. It will be credited on the Initial Investment Date. Any due and unpaid monthly deductions will be subtracted from the Cash Value at this time. Insurance will not be effective until the Initial Premium is paid. The Initial Premium is shown on the Policy data page.

Premiums, other than the Initial Premium may be made at any time while the Policy is in force subject to the limits described below. During the Guaranteed Policy Continuation Period, the total premium payments less any Policy Indebtedness, less any partial surrenders, must be greater than or equal to the sum of the Minimum

Monthly Premiums in order to guarantee the Policy remain in force. The Minimum Monthly Premiums are shown on the Policy data page.

The Company will send Scheduled Premium payment reminder notices to the Policy Owner according to the premium mode shown on the Policy data page.

The Initial Premium may be paid to the Company at our Home Office or to an authorized agent. All premiums after the first are payable at our Home Office. Premium receipts will be furnished upon request.

Each premium must be at least $50. The Company reserves the right to require satisfactory evidence of insurability before accepting any additional premium payment which results in any increase in the Net Amount At Risk. Also, we will refund any portion of any premium payment which is determined to be in excess of the premium limit established by law to qualify your Policy as a contract for life insurance. Where permitted by state law, we may also require that any existing Policy Indebtedness is repaid prior to accepting any additional premium payments.

                        NATIONWIDE LIFE INSURANCE COMPANY

The Company is a stock life insurance company organized under the laws of the State of Ohio in March, 1929. The Company is a member of the Nationwide Insurance Enterprise which includes Nationwide Mutual Insurance Company, Nationwide Indemnity Company, Nationwide Mutual Fire Insurance Company, Nationwide Life and Annuity Insurance Company, Nationwide Property and Casualty Insurance Company, National Casualty Company, Scottsdale Indemnity Company and Nationwide General Insurance Company. The Company's Home Office is at One Nationwide Plaza, Columbus, Ohio 43216.

The Company offers a complete line of life insurance and annuities. It is admitted to do business in all states, the District of Columbia, and Puerto Rico (for additional information, see "The Company").

                              THE VARIABLE ACCOUNT

The Variable Account was established by a resolution of the Company's Board of Directors, on December 3, 1987, pursuant to Ohio law. The Company has caused the Variable Account to be registered with the Securities and Exchange Commission as a unit investment trust pursuant to the provisions of the Investment Company Act of 1940. Nationwide Life Insurance Company, One Nationwide Plaza, Columbus, Ohio 43216 serves as Trustee for the Trust. Nationwide Advisory Services, Inc., One Nationwide Plaza, Columbus, Ohio 43216 serves as principal underwriter for the Trust. Such registration does not involve supervision of the management of the Variable Account or the Company by the Securities and Exchange Commission.

The Variable Account is a separate investment account of the Company and as such, is not chargeable with the liabilities arising out of any other business the Company may conduct. The Company does not guarantee the investment performance of the Variable Account. The death benefit and Cash Value under the Policy may vary with the investment performance of the investments in the Variable Account (see "How the Death Benefit Varies" and "How the Cash Value Varies").

Net Premium payments and Cash Value are allocated within the Variable Account among one or more Sub-Accounts (see "Tax Matters"). The assets of each Sub-Account are used to purchase shares of the Underlying Mutual Fund options designated by the Policy Owner. Thus, the investment performance of a Policy depends upon the investment performance of the Underlying Mutual Fund options designated by the Policy Owner.

INVESTMENTS OF THE VARIABLE ACCOUNT

At the time of application, the Policy Owner elects to have the Net Premiums allocated among one or more of the Variable Account Sub-Accounts and the Fixed Account (see "Allocation of Net Premium and Cash Value"). In such states which require a return of premiums to those Policy Owners exercising their short term right to cancel (see "Short Term Right to Cancel Policy"), Net Premiums will be allocated to the Nationwide Separate Account Trust Money Market Fund Sub-Account (for any Net Premiums allocated to a Sub-Account on the application) or the Fixed Account until the expiration of the period in which the Policy Owner may exercise his or her short-term right to cancel the Policy. At the end of this period, the Cash Value in that Sub-Account will be transferred to the Variable Account Sub-Accounts based on the Fund allocation factors. Any subsequent Net Premiums received after this period will be allocated based on the Fund allocation factors.

No less than 5% of Net Premiums may be allocated to any one Sub-Account or the Fixed Account. The Policy Owner may change the allocation of Net Premiums or may transfer Cash Value from one Sub-Account to another, subject to such terms and conditions as may be imposed by each Underlying Mutual Fund option and as set forth in this prospectus (see "Transfers", "Allocation of Net Premium and Cash Value" and "Short-Term Right to Cancel Policy").

The Underlying Mutual Fund options are available only to serve as the underlying investment for variable annuity and variable life contracts issued through separate accounts of life insurance companies which may or may not be affiliated, also known as "mixed and shared funding." There are certain risks associated with mixed and shared funding, which is disclosed in the Underlying Mutual Funds' prospectuses. A full description of the Underlying Mutual Funds, their investment policies and restrictions, risks and charges are contained in the prospectuses of the respective Underlying Mutual Funds.

Additional Premium payments, upon acceptance, will be allocated to the Nationwide Separate Account Money Market Fund unless the Policy Owner specifies otherwise (see "Premium Payments").

Nationwide Separate Account Trust is a registered investment company which receives investment advice from a registered investment adviser, and is managed by Nationwide Advisory Services, Inc.

A summary of investment objectives is contained in the description of each Underlying Mutual Fund below. More detailed information may be found in the current prospectus for each Underlying Mutual Fund option. A prospectus for the Underlying Mutual Fund option(s) being considered must accompany this prospectus and should be read in conjunction herewith.

- Nationwide Separate Account Trust

Nationwide Separate Account Trust (the "Trust") is a diversified open-end management investment company created under the laws of Massachusetts. The Trust offers shares in the five separate Mutual Funds listed below, each with its own investment objectives. Currently, shares of the Trust will be sold only to life insurance company separate accounts to fund the benefits under variable life insurance policies or variable annuity contracts issued by life insurance companies. The assets of the Trust are managed by Nationwide Advisory Services, Inc., One Nationwide Plaza, Columbus, Ohio 43216, a wholly-owned subsidiary of Nationwide Life Insurance Company.

-      CAPITAL APPRECIATION FUND

       Investment Objective: The Fund is designed for investors who are interested in long-term growth. The Fund seeks to meet its objective primarily through a diversified portfolio of the common stock of companies which the investment manager determines have a better-than-average potential for sustained capital growth over the long term.

-      GOVERNMENT BOND FUND

       Investment Objective: To provide as high a level of income as is consistent with capital preservation through investing primarily in bonds and securities issued or backed by the U.S. Government, its agencies or instrumentalities.

-      MONEY MARKET FUND

       Investment Objective: To seek as high a level of current income as is considered consistent with the preservation of capital and liquidity by investing primarily in money market instruments.

-      SMALL COMPANY FUND

       Investment Objective: The Fund seeks long-term growth of capital by investing primarily in equity securities of domestic and foreign companies with market capitalizations of less than $1 billion at the time of purchase. Nationwide Advisory Services, Inc. ("NAS"), the Fund's adviser, has contracted with a group of sub-advisers, each of which will manage a portion of the Fund's portfolio. These sub-advisers are the Dreyfus Corporation, Neuberger & Berman, L. P., Pictet International Management Limited, Van Eck Associates Corporation, Strong Capital Management, Inc. and Warburg Pincus Asset Management, Inc. The sub-advisers were chosen because they utilize a number of different investment styles when investing in small company stocks. By utilizing a number of investment styles, NAS hopes to increase prospects for investment return and to reduce market risk and volatility.

-      TOTAL RETURN FUND

       Investment Objective: To obtain a reasonable long-term total return (i.e., earnings growth plus potential dividend yield) on invested capital from a flexible combination of current return and capital gains through investments in common stocks, convertible issues, money market instruments and bonds with a primary emphasis on common stocks.


REINVESTMENT

The Funds described above have as a policy the distribution of dividends in the form of additional shares (or fractions thereof) of the Underlying Mutual Funds. The distribution of additional shares will not affect the number of Accumulation Units attributable to a particular Policy (see "Allocation of Cash Value").

TRANSFERS

The Policy Owner may transfer amounts between the Fixed Account and the Sub-accounts, without penalty or adjustment, subject to the following requirements. During any Policy Year, the Company reserves the right to restrict such transfers between the Fixed Account and the Sub-Accounts to one transfer per Policy Year.


The Company reserves the right to restrict the amount transferred from the Fixed Account to 20% of that portion of the Cash Value attributable to the Fixed Account as of the end of the previous Policy Year. Transfers out of the Fixed Account effected by dollar cost averaging are not subject to this restriction (see "Dollar Cost Averaging").

Transfers made to the Fixed Account may not be made either: (a) prior to the first Policy Anniversary; or (b) within 12 months subsequent to a prior transfer. The Company reserves the right to restrict the amount transferred to the Fixed Account to 20% of that portion of Cash Value attributable to the Sub-Accounts as of the close of business of the prior Valuation Period. The Company further reserves the right to refuse a transfer to the Fixed Account, in the event the Cash Value attributable to the Fixed Account should be greater than or equal to 30% of the Cash Value.

Transfers may be made either in writing or, in states allowing such transfers, by telephone. In states allowing telephone transfers, and if the Owner so elects, the Company will also permit the Policy Owner to utilize the Telephone Exchange Privilege for exchanging amounts among Sub-Account options. The Company will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Such procedures may include any or all of the following, or such other procedures as the Company may, from time to time, deem reasonable: requesting identifying information, such as name, contract number, Social Security number, and/or personal identification number; tape recording all telephone transactions; and providing written confirmation thereof to both the Policy Owner and any agent of record at the last address of record. Although failure to follow reasonable procedures may result in the Company's liability for any losses due to unauthorized or fraudulent telephone transfers, the Company will not be liable for following instructions communicated by telephone which it reasonably believes to be genuine. Any losses incurred pursuant to actions taken by the Company in reliance on telephone instructions reasonably believed to be genuine shall be borne by the Contract Owner. The Company may determine to withdraw the Telephone Exchange Privilege, upon 30 days written notice to Policy Owners.

Policy Owners who have entered into a Dollar Cost Averaging Agreement with the Company (see "Dollar Cost Averaging" below) may transfer from the Fixed Account to the Variable Account under the terms of that agreement.

Policies described in this prospectus may in some cases be sold to individuals who independently utilize the services of a firm or individual engaged in market timing. Generally, such firms or individuals obtain authorization from multiple Policy Owners to make transfers and exchanges among the Sub-Accounts (the Underlying Mutual Funds) on the basis of perceived market trends. Because of the unusually large transfers of funds associated with some of these transactions, the ability of the Company or Underlying Mutual Funds to process such transactions may be compromised, and the execution of such transactions may possibly disadvantage or work to the detriment of other Policy Owners not utilizing market timing services.

Accordingly, the right to exchange Cash Surrender Values among the Sub-Accounts may be subject to modification if such rights are exercised by a market timing firm or any other third party authorized to initiate transfer or exchange transactions on behalf of multiple Policy Owners. THE RIGHTS OF INDIVIDUAL POLICY OWNERS TO EXCHANGE CASH SURRENDER VALUES, WHEN INSTRUCTIONS ARE SUBMITTED DIRECTLY BY THE POLICY OWNER, OR BY THE POLICY OWNER'S REPRESENTATIVE OF RECORD AS AUTHORIZED BY THE EXECUTION OF A VALID NATIONWIDE LIMITED POWER OF ATTORNEY FORM, WILL NOT BE MODIFIED IN ANY WAY. In modifying such rights, the Company may, among other things, not accept (1) the transfer or exchange instructions of any agent acting under a power of attorney on behalf of more than one Policy Owner, or (2) the transfer or exchange instructions of individual policy owners who have executed pre-authorized transfer or exchange forms which are submitted by market timing firms or other third parties on behalf of more than one Policy Owner at the same time. The Company will not impose any such restrictions or otherwise modify exchange rights unless such action is reasonably intended to prevent the use of such rights in a manner that will disadvantage or potentially impair the contract rights of other Policy Owners.

DOLLAR COST AVERAGING

The Policy Owner may direct the Company to automatically transfer from the Money Market Sub-Account or the Fixed Account to any other Sub-Account within the Variable Account on a monthly basis or as frequently as otherwise authorized by the Company. This service is intended to allow the Policy Owner to utilize dollar cost averaging, a long-term investment program which provides for regular, level investments over time. The Company makes no guarantees that dollar cost averaging, will result in a profit or protect against loss in a declining market. To qualify for dollar cost averaging, there must be a minimum total Cash Value, less Policy Indebtedness, of $15,000. Transfers for purposes of dollar cost averaging can only be made from the Money Market Sub-Account or the Fixed Account. The minimum monthly dollar cost averaging transfer is $100. In addition, dollar cost averaging monthly transfers from the Fixed Account must be equal to or less than 1/30th of the Fixed Account value when the dollar cost averaging program is requested. Transfers out of the Fixed Account, other than for dollar cost averaging, may be subject to certain additional restrictions (see "Transfers" above). A written election of this service, on a form provided by the Company, must be completed by the Policy Owner in order to begin transfers. Once elected, transfers from the Money Market Sub-Account or the Fixed Account will be processed monthly until either the value in the Money Market Sub-Account or the Fixed Account is completely depleted or the Policy Owner instructs the Company in writing to cancel the transfers.

The Company reserves the right to discontinue offering dollar cost averaging upon 30 days' written notice to Policy Owners however, any such discontinuation would not affect dollar cost averaging programs already commenced. The Company currently does not assess a processing fee for this service, however, it reserves the right to do so in the future.

SUBSTITUTION OF SECURITIES

If shares of the Underlying Mutual Fund options should no longer be available for investment by the Variable Account or, if in the judgment of the Company's management further investment in such Underlying Mutual Funds should become inappropriate in view of the purposes of the Policy, the Company may substitute shares of another Underlying Mutual Fund for shares already purchased or to be purchased in the future by Net Premium payments under the Policy. No substitution of securities in the Variable Account may take place without prior approval of the Securities and Exchange Commission, and under such requirements as it and any state insurance department may impose.

VOTING RIGHTS

Voting rights under the Policies apply only with respect to Cash Value allocated to the Sub-Accounts of the Variable Account.

In accordance with its view of present applicable law, the Company will vote the shares of the Underlying Mutual Funds held in the Variable Account at regular and special meetings of the shareholders of the Underlying Mutual Funds in accordance with instructions received from Policy Owners. However, if the Investment Company Act of 1940 or any regulation thereunder should be amended or if the present interpretation thereof should change, and as a result the Company determines that it is permitted to vote the shares of the Underlying Mutual Funds in its own right, the Company may elect to do so.

The Policy Owner shall have the voting interest under a Policy. The number of shares in each Sub-Account for which the Policy Owner may give voting instructions is determined by dividing any portion of the Policy's Cash Value derived from participation in that Underlying Mutual Fund by the net asset value of one share of that Underlying Mutual Fund.

The number of shares which a person has a right to vote will be determined as of a date chosen by the Company, but not more than 90 days prior to the meeting of the Underlying Mutual Fund. Voting instructions will be solicited by written communication prior to such meeting.

The Company will vote Underlying Mutual Fund shares in accordance with instructions received from the Policy Owners. Underlying Mutual Fund shares held by the Company or by the Variable Account as to which no timely instructions are received will be voted by the Company in the same proportion as the voting instructions which are received.

Each person having a voting interest in the Variable Account will receive periodic reports relating to investments of the Variable Account, the Underlying Mutual Funds' proxy material and a form with which to give such voting instructions.

Notwithstanding contrary Policy Owner voting instructions, the Company may vote Underlying Mutual Fund shares in any manner necessary to enable the Underlying Mutual Fund to: (1) make or refrain from making any change in the investments or investment policies for any of the Underlying Mutual Funds, if required by an insurance regulatory authority; (2) refrain from making any change in the investment policies or any investment adviser or principal underwriter of any portfolio which may be initiated by Policy Owners or the Underlying Mutual Fund's Board of Directors, provided the Company's disapproval of the change is reasonable and, in the case of a change in the investment policies or investment adviser, based on a good faith determination that such change would be contrary to state law or otherwise inappropriate in light of the portfolio's objective and purposes; or (3) enter into or refrain from entering into any advisory agreement or underwriting contract, if required by any insurance regulatory authority.

                         INFORMATION ABOUT THE POLICIES

UNDERWRITING AND ISSUANCE

-Minimum Requirements for Issuance of a Policy

The Policies are designed to provide life insurance coverage and the flexibility to vary the amount and frequency of premium payments. At issue, the Policy Owner selects the initial Specified Amount and premium. The minimum Specified Amount is $50,000 ($100,000 in Pennsylvania and New Jersey) for non-preferred policies and $100,000 for preferred policies. Policies may be issued to Insureds who are 80 or younger at the time of issue. Before issuing any Policy, the Company requires satisfactory evidence of insurability which may include a medical examination.

-Premium Payments

The Initial Premium for a Policy is payable in full at the Company's Home Office or to an authorized agent. Upon payment of an initial premium, temporary insurance may be provided, subject to a maximum amount. The effective date of permanent insurance coverage is dependent upon completion of all underwriting requirements, payment of Initial Premium, and delivery of the policy while the Insured is still living.

Premiums, other than the Initial Premium, may be made at any time while the Policy is in force subject to the limits described below. During the Guaranteed Policy Continuation Period, the total premium payments less any Policy Indebtedness and less any partial surrenders must be greater than or equal to the sum of the Minimum Monthly Premiums in order to guarantee the Policy remain in force. The Minimum Monthly Premium is shown in the Policy data page.

Each premium payment must be at least $50. Additional premium payments may be made at any time while the Policy is in force. However, the Company reserves the right to require satisfactory evidence of insurability before accepting any additional premium payment which results in an increase in the Net Amount At Risk. Also, the Company will refund any portion of any premium payment which is determined to be in excess of the premium limit established by law to qualify the Policy as a contract for life insurance. The Company may also require that any existing Policy Indebtedness is repaid prior to accepting any additional premium payments. Additional premium payments or other changes to the contract, may jeopardize the Policy's non-modified endowment status. The Company will monitor premiums paid and other policy transactions and will notify the Policy Owner when non-modified endowment contract status is in jeopardy (see "Tax Matters").

ALLOCATION OF NET PREMIUM AND CASH VALUE


The designation of investment allocations will be made by the prospective Policy Owner at the time of application for a Policy. The Policy Owner may change the way in which future Net Premiums are allocated by giving written notice to the Company. All percentage allocations must be in whole numbers, and must be at least 5%. The sum of allocations must equal 100%. At the time a Policy is issued, its Cash Value will be determined as if the

Policy had been issued and the Initial Net Premium is invested on the date such premium was received in good order by the Company.

In such states which require a return of premiums to those Policy Owners exercising their short term right to cancel (see "Short Term Right to Cancel Policy"), the Net Premiums will be allocated to the Nationwide Separate Account Trust Money Market Fund Sub-Account (for any Net Premiums allocated to a Sub-Account on the application) or the Fixed Account until the expiration of the period in which the Policy Owner may exercise his or her short-term right to cancel the Policy. Net Premiums not designated for the Fixed Account will be placed in the Nationwide Separate Account Trust Money Market Sub-Account. At the expiration of the period in which the Policy Owner may exercise his or her short term right to cancel the Policy, shares of the Underlying Mutual Funds specified by the Policy Owner are purchased at net asset value for the respective Sub-Account(s). The Policy Owner may change the allocation of Net Premiums or may transfer Cash Value from one Sub-Account to another, subject to such terms and conditions as may be imposed by each Underlying Mutual Fund and as set forth in the prospectus. Net Premiums allocated to the Fixed Account at the time of application may not be transferred prior to the first Policy Anniversary (see "Transfers" and "Investments of the Variable Account").

SHORT-TERM RIGHT TO CANCEL POLICY

A Policy may be returned for cancellation within 10 days after the Policy is received, within 45 days after the application for insurance is signed, or within 10 days after the Company mails or delivers a Notice of Right of Withdrawal, whichever is latest. The Policy can be mailed or delivered to the registered representative who sold it, or to the Company. Immediately after such mailing or delivery, the Policy will be deemed void from the beginning. The Company will refund the amount prescribed by the state in which the Policy was issued within seven days after it receives the Policy. The amount of the refund will be either the Premiums paid or the Cash Value less Indebtedness.
The scope of this right varies by state.

                                 POLICY CHARGES

DEDUCTIONS FROM PREMIUMS

The Company deducts a sales load from each premium payment received which is guaranteed never to exceed 2.5% of such premium payment. On a current basis, the sales load in all Policy Years is 2.5% of premium paid up to the Target Premium plus 0.5% of premiums in excess of the Target Premium. The total sales load actually deducted from any Policy will be equal to the sum of this front-end sales load plus any sales surrender charge.

The Company also deducts from premium payments a tax expense charge of 3.5%, on both current and guaranteed basis, of all premium payments. This charge reimburses the Company for premium taxes imposed by various state and local jurisdictions and for federal taxes imposed under Section 848 of the Code. The 3.5% tax expense rate consists of the following components: (1) a state premium tax rate of 2.25%; and (2) a federal tax rate of 1.25%.

The Company expects to pay an average state premium tax rate of approximately 2.25% of premiums for all states, although such tax rates range by state from 0% to 4%. To reimburse the Company for the payment of state premium taxes associated with the Policies, the Company deducts a charge for state premium taxes equal to 2.25% of all premium payments received. This charge may be more or less than the amount actually assessed by the state in which a particular Policy Owner lives. The 1.25% federal tax component is designed to reimburse the Company for expenses incurred from federal taxes imposed under Section 848 of the Code. The Company does not expect to make a profit from this charge.

SURRENDER CHARGES

The Company will deduct a Surrender Charge from the Policy's Cash Value for any Policy surrendered during the first nine Policy Years. The maximum initial Surrender Charge varies by issue age, sex, Specified Amount and underwriting classification and is calculated based on the initial Specified Amount. The following table illustrates the maximum initial Surrender Charge per $1,000 of initial Specified Amount for Policies which are issued on a standard basis (see Appendix 1 for specific examples).

                    Initial Specified Amount $50,000-$99,999

      Issue                Male                    Female                   Male                   Female
       Age              Non-Tobacco             Non-Tobacco               Standard                Standard
       25                $7.773                  $7.518                   $8.369                  $7.818
       35                 8.817                   8.396                    9.811                   8.889
       45                12.185                  11.390                   13.884                  12.164
       55                15.628                  13.995                   18.410                  15.106
       65                22.274                  19.043                   26.559                  20.607


                       Initial Specified Amount $100,000+

      Issue                Male                    Female                   Male                   Female
       Age              Non-Tobacco             Non-Tobacco               Standard                Standard
       25                $5.773                  $5.518                   $6.369                  $5.818
       35                 6.817                   6.396                    7.811                   6.889
       45                 9.685                   8.890                   11.384                   9.664
       55                13.128                  11.495                   15.910                  12.606
       65                21.274                  18.043                   25.559                  19.607


The Surrender Charge is comprised of two components: an underwriting component and sales component. The underwriting component varies by issue age in the following manner:

                              Charge per $1,000 of
                            Initial Specified Amount

      Issue            Specified Amounts           Specified Amounts
       Age            less than $100,000           $100,000 or more
       0-35                  $6.00                        $4.00
      36-55                   7.50                         5.00
      56-80                   7.50                         6.50


The underwriting component is designed to cover the administrative expenses associated with underwriting and issuing the Policy, including the costs of processing applications, conducting medical exams, determining insurability and the Insured's underwriting class, and establishing policy records. The Company does not expect to profit from the underwriting component. The Surrender Charge may be insufficient to recover certain expenses related to the sale of the Policies. Unrecovered expenses are borne by the Company's general assets which may include profits, if any, from mortality and expense risk charges (see "Deductions from the Cash Value"). Additional premiums and/or income earned on assets in the Variable Account have no effect on these charges. The remainder of the Surrender Charge which is not attributable to the underwriting component represents the sales component. In no event will this component exceed 26 1/2% of the lesser of the SEC Guideline Level Premium required in the first year or the premiums actually paid in the first year. The purpose of the sales component is to reimburse the Company for some of the expenses incurred in the distribution of the Policies. The Company also deducts 3.5% of each premium for sales load (see "Deductions from Premiums").

Policies that are surrendered during the first nine Policy Years following an increase in the Specified Amount will incur a Surrender Charge associated with the increase. This Surrender Charge is comprised of an underwriting component and sales component. The maximum initial Surrender Charge associated with the increase is based on the attained age at the time of the increase, the underwriting classification of the increase, sex, and the amount of the increase in Specified Amount. The actual initial Surrender Charge associated with the increase is based upon the maximum initial Surrender Charge and the premium received within one year of the increase in Specified Amount.

Increases that are caused by a change in death benefit option (See "Changes in the Death Benefit Option") that preserve the Net Amount At Risk are not subject to a Surrender Charge. The Surrender Charge associated with the increase for Policy Years following the increase is a percentage of the initial Surrender Charge.

The following table illustrates the maximum initial Surrender Charge per $1,000 of Specified Amount increase for Policies increasing coverage on a standard basis.

   Issue                Male                 Female                Male                Female
    Age              Non-Tobacco          Non-Tobacco            Standard             Standard
    25                  $3.464               $3.311                $3.821               $3.491
    35                   4.090                3.837                 4.686                4.133
    45                   5.811                5.334                 6.830                5.798
    55                   7.877                6.897                 9.546                7.563
    65                  12.764               10.826                15.335               11.764



-Reductions to Surrender Charges

The Surrender Charges are reduced in subsequent Policy Years in the following manner:

                      Surrender Charge                          Surrender Charge
    Completed        as a % of Initial        Completed        as a % of Initial
  Policy Years       Surrender Charges       Policy Years      Surrender Charges
        0                   100%                  5                   60%
        1                   100%                  6                   50%
        2                     90%                 7                   40%
        3                     80%                 8                   30%
        4                     70%                 9+                   0%


The renewal surrender charge is reduced by any partial surrender charge actually paid on previous decreases in Specified Amount.


For the Initial Specified Amount, a completed Policy Year (in the chart above) is measured from the Issue Date. For any increase in Specified Amount, a completed Policy Year (in the chart above) is measured from the effective date of the increase.

Special guaranteed maximum Surrender Charges apply in Pennsylvania (see Appendix
1).

Decreases in Specified Amount requested by a Policy Owner will incur a proportional Surrender Charge. This proportion is equal to the decrease in Specified Amount divided by the Specified Amount prior to the decrease. In the case of a Policy with prior increases, these fractional surrender charges will be calculated separately for the Initial Specified Amount and each increase in Specified Amount. For a Policy with prior increases in Specified Amounts, these decreases will be made on a LIFO (last in first out) basis and therefore decrease each segment in reverse order of its effective date.

Decreases in Specified Amount resulting from a partial surrender or a death benefit option change that preserves the Net Amount Risk will not incur a proportional Surrender Charge.

DEDUCTIONS FROM CASH VALUE

The Company also deducts the following charges from the Policy's Cash Value on the Policy Date and each subsequent Monthly Anniversary Day:


     -    monthly cost of insurance charges; plus

     -    monthly cost of any additional benefits provided by riders; plus

     -    monthly administrative expense charge; plus

     -    mortality and expense risk charge.

These deductions will be charged proportionately to the Cash Value in each Variable Account Sub-Account and the Fixed Account.

-Monthly Cost of Insurance


The monthly cost of insurance charge for each policy month is determined by multiplying the monthly cost of insurance rate by the Net Amount At Risk.

If death benefit Option 1 or Option 3 is in effect and there have been increases in the Specified Amount, then the Cash Value shall first be considered a part of the initial Specified Amount. If the Cash Value exceeds the initial Specified Amount, it shall then be considered a part of the additional increases in Specified Amount resulting from the increases in the order of the increases.

Monthly cost of insurance rates will not exceed those guaranteed in the Policy. Guaranteed cost of insurance rates for Policies issued on Specified Amounts less than $100,000 are based on the 1980 Commissioners Extended Term Mortality Table, Age Last Birthday (1980 CET). Guaranteed cost of insurance rates for Policies issued on Specified Amounts $100,000 or more are based on the 1980 Commissioners Standard Ordinary Mortality Table, Age Last Birthday (1980 CSO). Guaranteed cost of insurance rates for Policies issued on a substandard basis are based on appropriate percentage multiples of the guaranteed cost of insurance rate on a standard basis. These mortality tables are sex distinct. In addition, separate mortality tables will be used for tobacco and non-tobacco.

For group or sponsored arrangements (including employees of the Company and their family members) and for special exchange programs which the Company may make available from time to time, the mortality tables are unisex.

For Policies issued in Texas on a standard basis ("Special Class - Standard" in Texas), guaranteed cost of insurance rates for Specified Amounts less than $100,000 are based on 130% of the 1980 Commissioners Standard Ordinary Mortality Table, Age Last Birthday (1980 CSO). For Policies issued in the state of Montana, the mortality tables are unisex.

The rate class of an Insured may affect the cost of insurance rate. The Company currently places Insureds into both standard rate classes and substandard classes that involve a higher mortality risk. In an otherwise identical Policy, an Insured in the standard rate class will have a lower cost of insurance than an Insured in a rate class with higher mortality risks. The Company may also issue certain Policies on a "Non Medical" basis to certain categories of individuals. Due to the underwriting criteria established for Policies issued on a Non Medical basis, actual rates will be higher than the current cost of insurance rates being charged under Policies that are medically underwritten.

-Monthly Administrative Charge

The Company deducts a monthly Administrative Expense Charge to reimburse it for certain expenses related to maintenance of the Policies, accounting and record keeping and periodic reporting to Policy Owners. This charge is designed only to reimburse the Company for certain actual administrative expenses. The Company does not expect to recover from this charge any amount in excess of aggregate maintenance expenses. Currently, this charge is $10 per month in the first year, $5 per month in renewal years. The Company may at its sole discretion increase this charge. However, the Company guarantees that this charge will never exceed $10 per month in the first year and $7.50 per month in renewal years.

-Mortality and Expense Risk Charge

The Company assumes certain risks for guaranteeing the mortality and expense charges. The mortality risks assumed under the Policies is that the Insured may not live as long as expected. The expense risk assumed is that the actual expenses incurred in issuing and administering the Policies may be greater than expected. In addition, the Company assumes risks associated with the non-recovery of policy issue, underwriting and other administrative expenses due to Policies which lapse or are surrendered in the early Policy Years.

To compensate the Company for assuming these risks associated with the Policies, the Company deducts on a monthly basis from the Cash Value attributable to the Variable Account a charge to provide for mortality and expense risks. This charge is equivalent to an annual effective rate of 0.60% of the first $25,000 of Cash Value attributable to the Variable Account, 0.30% of the next $225,000 of Cash Value attributable to the Variable Account, and 0.10% of Cash Value attributable to the Variable Account in excess of $250,000. To the extent that future levels of mortality and expenses are less than or equal to those expected, the Company may realize a profit from this charge. The Surrender Charge may be insufficient to recover certain expenses related to the sale of the Policies. Unrecovered expenses are born by the Company's general assets which may include profits, if any, from mortality and expense risk charges (see "Surrender Charges").

The Company does not currently assess any charge for income taxes incurred by the Company as a result of the operations of the Sub-Accounts of the Variable Account (see "Taxation of the Company"). The Company reserves the right to assess a charge for such taxes against the Variable Account if the Company determines that such taxes will be incurred.

REDUCTION OF CHARGES

The Policy is available for purchase by individuals, corporations and other groups. For group or sponsored arrangements (including employees of the Company and their family members) and for special exchange programs which the Company may make available from time to time, the Company reserves the right to reduce or eliminate the sales load, mortality and expense risk charges, surrender charge, monthly administrative charge, monthly cost of insurance charges or other charges normally assessed on certain multiple life cases where it is expected that the size or nature of such cases will result in savings of sales, underwriting, administrative or other costs.

Eligibility for and the amount of these reductions will be determined by a number of factors, including the number of Insureds, the total premium expected to be paid, total assets under management for the Policy Owner, the nature of the relationship among individual Insureds, the purpose for which the Policies are being purchased, the expected persistency of individual Policies, and any other circumstances which, in the opinion of the Company is rationally related to the expected reduction in expenses. The extent and nature of reductions may change from time to time. Any variations in the charge structure will be determined in a uniform manner reflecting differences in costs of services and not unfairly discriminatory to Policy Owners.

                            HOW THE CASH VALUE VARIES

On any date during the Policy Year, the Cash Value equals the Cash Value on the preceding Valuation Date, plus any Net Premium applied since the previous Valuation Date, minus any partial surrenders, plus or minus any investment results, minus any surrender charge for decreases in Specified Amount, and less any Policy Charges.

There is no guaranteed Cash Value. The Cash Value will vary with the investment experience of the Variable Account and/or the daily crediting of interest in the Fixed Account and Policy Loan Account depending on the allocation of Cash Value by the Policy Owner.

HOW THE INVESTMENT EXPERIENCE IS DETERMINED

The Cash Value in each Sub-Account is converted to Accumulation Units of that Sub-Account. The conversion is accomplished by dividing the amount of Cash Value allocated to a Sub-Account by the value of an Accumulation Unit for the Sub-Account of the Valuation Period during which the allocation occurs.

The value of an Accumulation Unit for each Sub-Account was arbitrarily set initially at $10 when the Underlying Mutual Fund shares in that Sub-Account were available for purchase. The value for any subsequent Valuation Period is determined by multiplying the Accumulation Unit value for each Sub-Account for the immediately preceding Valuation Period by the Net Investment Factor for the Sub-Account during the subsequent Valuation Period. The value of an Accumulation Unit may increase or decrease from Valuation Period to Valuation Period. The number of Accumulation Units will not change as a result of investment experience.

NET INVESTMENT FACTOR

The Net Investment Factor for any Valuation Period is determined by dividing (a) by (b) where:

(a)    is the net of:

       (1) the net asset value per share of the Underlying Mutual Fund held in the Sub-Account determined at the end of the current Valuation Period, plus

       (2) the per share amount of any dividend or capital gain distributions made by the Underlying Mutual Fund held in the Sub-Account if the "ex-dividend" date occurs during the current Valuation Period, plus or minus.

(b) is the net of the net asset value per share of the Underlying Mutual Fund held in the Sub-Account determined at the end of the immediately preceding Valuation Period (see "Taxation of the Company").

For Underlying Mutual Fund options that credit dividends on a daily basis and pay such dividends once a month, the Net Investment Factor allows for the monthly reinvestment of these daily dividends.

The Net Investment Factor may be greater or less than one; therefore, the value of an Accumulation Unit may increase or decrease. Currently, the Company does not maintain a tax reserve with respect to the Policies since income with respect to the Underlying Mutual Funds is not taxable to the Company or the Variable Account. The Company reserves the right to adjust the calculation of the net investment factor to reflect a reserve should such income or other items become taxable to the Company in the future. It should be noted that changes in the Net Investment Factor may not be directly proportional to changes in the net asset value of Underlying Mutual Fund shares, because of any charge or credit for tax reserves.

VALUATION OF ASSETS

Underlying Mutual Fund shares in the Variable Account will be valued at their net asset value.

DETERMINING THE CASH VALUE

The sum of the value of all Variable Account Accumulation Units attributable to the Policy and amounts credited to the Fixed Account and the Policy Loan Account is the Cash Value. The number of Accumulation Units credited per each Sub-Account are determined by dividing the net amount allocated to the Sub-Account by the Accumulation Unit Value for the Sub-Account for the Valuation Period during which the premium is received by the Company. In the event part or all of the Cash Value is surrendered or charges or deductions are made against the Cash Value, an appropriate number of Accumulation Units from the Variable Account and an appropriate amount from the Fixed Account will be deducted in the same proportion that the Policy Owner's interest in the Variable Account and the Fixed Account bears to the total Cash Value.

The Cash Value in the Fixed Account and the Policy Loan Account is credited with interest daily at an effective annual rate which the Company periodically declares. (For a description of the annual effective credited rates, see "The Fixed Account Option" and "Policy Loans.") Upon request, the Company will inform the Policy Owner of the then applicable rates for each account.

VALUATION PERIODS AND VALUATION DATES

A Valuation Period is the period commencing at the close of business on the New York Stock Exchange and ending at the close of business for the next succeeding Valuation Date. A Valuation Date is each day that the New York Stock Exchange and the Company's Home Office are open for business or any other day during which there is sufficient degree of trading that the current net asset value of the Accumulation Units might be materially affected.

                        SURRENDERING THE POLICY FOR CASH

RIGHT TO SURRENDER

The Policy Owner may surrender the Policy in full at any time while the Insured is living and receive its Cash Surrender Value. The cancellation will be effective as of the date the Company receives a proper written request for cancellation and the Policy. Such written request must be signed and, the Company may require the signature to be guaranteed by a member firm of the New York, American, Boston, Midwest, Philadelphia or Pacific Stock Exchanges, or by a commercial bank or a savings and loan, which is a member of the Federal Deposit Insurance Corporation. In some cases, the Company may require additional documentation of a customary nature.

CASH SURRENDER VALUE

The Cash Surrender Value increases or decreases daily to reflect the investment experience of the Variable Account and the daily crediting of interest in the Fixed Account and the Policy Loan Account. The Cash Surrender Value equals the Policy's Cash Value, next computed after the date the Company receives a proper written request for surrender and the Policy, minus any charges, Indebtedness or other deductions due on that date, which may also include a Surrender Charge.

PARTIAL SURRENDERS


After the Policy has been in force for one year, the Policy Owner may request a partial surrender. When a partial surrender is made, the Cash Value will be reduced by the amount of the partial surrender. Further, the Specified Amount will be reduced by the amount necessary to prevent any increase to the Net Amount At Risk, unless the partial surrender is treated as a preferred partial surrender. Partial surrenders will be permitted only if they satisfy the following requirements:

     1.   The minimum partial surrender is $200;

     2. The partial surrender may not reduce the Specified Amount below the Minimum Specified Amount;

     3. During the first ten Policy Years, the maximum amount of a partial surrender cannot exceed 10% of Cash Surrender Value as of the beginning of the Policy Year;

     4. After the completion of ten Policy Years, the maximum amount of a partial surrender is the Cash Surrender Value less the greater of $500 or three monthly deductions; and

     5. After the partial surrender, the Policy continues to qualify as life insurance.

-Preferred Partial Surrenders

A partial surrender is considered a preferred partial surrender if the following conditions are met: (1) such surrender occurs before the 15th Policy Anniversary; and (2) the surrender amount plus the amount of any previous preferred policy surrenders in that same Policy Year does not exceed 10% of the Cash Surrender Value as of the beginning of the Policy Year.

-Reduction of the Specified Amount

When a partial surrender is made, in addition to the Cash Value being reduced by the amount of the partial surrender, the Specified Amount may also be reduced, except for a preferred partial surrender. The reduction to the Specified Amount will be made in the following order: (1) against the most recent increase in the Specified Amount; (2) against the next most recent increases in the Specified Amount in succession; and (3) against the Specified Amount under the original application.

The Company reserves the right to deduct a fee from the partial surrender amount. The maximum fee is $25.00. Certain partial surrenders may result in currently taxable income and tax penalties (see "Tax Matters").

MATURITY PROCEEDS

The Maturity Date is the Policy Anniversary on or next following the Insured's 100th birthday. The maturity proceeds will be payable to the Policy Owner on the Maturity Date provided the Policy is still in force. The Maturity Proceeds will be equal to the amount of the Policy's Cash Value, less any Indebtedness.

INCOME TAX WITHHOLDING

Federal law requires the Company to withhold income tax from any portion of surrender proceeds that is subject to tax, unless the Policy Owner advises the Company, in writing, of his or her request not to withhold.

If the Policy Owner requests that the Company not withhold taxes, or if the taxes withheld are insufficient, the Policy Owner may be liable for payment of an estimated tax. The Policy Owner should consult his or her tax advisor.

In certain employer-sponsored life insurance arrangements, including equity split dollar arrangements, participants may be required to report for income tax purposes, one or more of the following: (1) the value each year of the life insurance protection provided, (2) an amount equal to any employer-paid premiums; or (3) some or all of the amount by which the current value exceeds the employer's interest in the Contract. Participants should consult with the sponsor or the administrator of the Plan, and/or with their personal tax or legal advisor, to determine the tax consequences, if any, of their employer-sponsored life insurance arrangements.

                                  POLICY LOANS
TAKING A POLICY LOAN

The Policy Owner may take a Policy loan at any time using the Policy as security. Maximum Policy Indebtedness is limited to Cash Value attributable to both Fixed and Policy Loan Accounts, and 90% of the Cash Value of the Variable Account, less any Surrender Charges The Company will not grant a loan for an amount less than $200. Should the Death Proceeds become payable, the Policy be surrendered, or the Policy mature while a loan is outstanding, the amount of Policy Indebtedness will be deducted from the death benefit, Cash Surrender Value or the maturity proceeds, respectively.

Any request for a Policy loan must be in written form satisfactory to the Company. The request must be signed and, where permitted, the signature guaranteed by a member firm of the New York, American, Boston, Midwest, Philadelphia or Pacific Stock Exchanges; or by a commercial bank or a savings and loan which is a member of the Federal Deposit Insurance Corporation. Certain policy loans may result in currently taxable income and tax penalties (see "Tax Matters").

A Policy Owner considering the use of policy loans in connection with his or her retirement income plan should consult his or her personal tax adviser regarding potential tax consequences that may arise if necessary payments are not made to keep the Policy from lapsing. The amount of such payments necessary to prevent the Policy from lapsing would increase with age (see "Tax Matters").

EFFECT ON INVESTMENT PERFORMANCE

When a loan is made, an amount equal to the amount of the loan is transferred from the Variable Account to the Policy Loan Account. If the assets relating to a Policy are held in more than one Sub-Account, withdrawals from Sub-Accounts will be made in proportion to the assets in each Variable Sub-Account at the time of the loan. Policy loans will be transferred from the Fixed Account only when insufficient amounts are available in the Variable Sub-Accounts. The amount taken out of the Variable Account will not be affected by the Variable Account's investment experience while the loan is outstanding.

INTEREST

The annual effective loan interest rate charged on Policy Loans is 3.9%.

On a current basis, the Cash Value in the Policy Loan Account is credited with an annual effective rate of 3% during Policy Years 1 through 10 and an annual effective rate of 3.9% during the 11th and subsequent Policy Years. The Company may change the current interest crediting rate on the policy loans at any time at its sole discretion. However, the crediting rate is guaranteed never to be lower than 3% during Policy Years 1 through 10 and 3.65% during the 11th and subsequent Policy Years. In the event that it is determined that such loans will be treated, as a result of the differential between the interest crediting rate and the loan interest rate, as taxable distributions under any applicable ruling, regulation, or court decision, the Company retains the right to increase the net cost (by decreasing the interest crediting rate) on all subsequent policy loans to an amount that would result in the transaction being treated as a loan under Federal tax law. If this amount is not prescribed by such ruling, regulation, or court decision, the amount will be that which the Company considers to be more likely to result in the transaction being treated as a loan under Federal tax law.

Amounts transferred to the Policy Loan Account will earn interest daily from the date of transfer. The earned interest is transferred from the Policy Loan Account to a Variable Account or the Fixed Account on each Policy Anniversary, at the time a new loan is requested, or at the time of loan repayment. It will be allocated according to the Fund allocation factors in effect at the time of the transfer.

Interest is charged daily and is payable at the end of each Policy Year or at the time of loan repayment. Unpaid interest will be added to the existing Policy Indebtedness as of the due date and will be charged interest at the same rate as the rest of the Indebtedness.

Whenever the total Policy Indebtedness exceeds the Cash Value less any Surrender Charges, and if the Guaranteed Policy Continuation Period is not in effect, the Company will send a notice to the Policy Owner and the assignee, if any. The Policy will terminate without value 61 days after the mailing of the notice unless a sufficient repayment is made during that period. A repayment is sufficient if it is large enough to reduce the total Policy Indebtedness to an amount equal to the total Cash Value less any Surrender Charges plus an amount sufficient to continue the Policy in force for 3 months.

EFFECT ON DEATH BENEFIT AND CASH VALUE

A Policy loan, whether or not repaid, will have a permanent effect on the Death Benefit and Cash Value because the investment results of the Variable Account or the Fixed Account will apply only to the non-loaned portion of the Cash Value. The longer the loan is outstanding, the greater the effect is likely to be. Depending on the investment results of the Variable Account or the Fixed Account while the loan is outstanding, the effect could be favorable or unfavorable.

REPAYMENT

All or part of the Indebtedness may be repaid at any time while the Policy is in force during the Insured's lifetime. Any payment intended as a loan repayment, rather than a premium payment, must be identified as such. Loan repayments will be credited to the Variable Sub-Accounts and the Fixed Account in proportion to the Policy Owner's Underlying Mutual Fund allocation factors in effect at the time of the repayment. Each repayment may not be less than $50. The Company reserves the right to require that any loan repayments resulting from Policy loans transferred from the Fixed Account must be first allocated to the Fixed Account.

                          HOW THE DEATH BENEFIT VARIES

CALCULATION OF THE DEATH BENEFIT

At issue, the Policy Owner selects the Specified Amount and the death benefit option. At issue, the Policy Owner also irrevocably elects either of the following tests qualifying the Policy as life insurance under Section 7702 of the Code: 1.) Guideline Premium/Cash Value Corridor Test or 2.) the Cash Value Accumulation Test.

While the Policy is in force, the death benefit will never be less than the Specified Amount. The death benefit may vary with the Cash Value of the Policy, which depends on investment performance.

The Policy Owner may choose one of three death benefit options.

Under OPTION 1, the death benefit will be the greater of the Specified Amount or Minimum Required Death Benefit. Under OPTION 1, the amount of the death benefit will ordinarily not change for several years to reflect the investment performance and may not change at all. If investment performance is favorable, the amount of death benefit may increase. To see how and when investment performance will begin to affect death benefits, please see the illustrations.

Under OPTION 2, the death benefit will be the greater of the Specified Amount plus the Cash Value as of the date of death, or Minimum Required Death Benefit and will vary directly with the investment performance.

Under OPTION 3, the death benefit is the greater of: the Minimum Required Death Benefit or the sum of the Specified Amount on the date of death and accumulated premium account which consists of all premium payments accumulated to date of death less partial surrenders accumulated to date of death. The accumulated premium account will accumulate to the date of death all premium payments less any partial surrenders. The accumulations will be calculated based on the OPTION 3 interest rate shown on the Policy data page. In no event will the accumulated premium account be less than zero or greater than the maximum accumulated premium account shown on the Policy data page. Once elected, OPTION 3 is irrevocable.

For any death benefit option, the calculation of the Minimum Required Death Benefit is shown on the Policy Data Page. The Minimum Required Death Benefit is the lowest death benefit which will qualify the Policy as life insurance under
Section 7702 of the Code. A change in death benefit option will not be permitted if it results in the total premiums paid exceeding the then current maximum premium limitations under Section 7702 of the Code where the Policy Owner has selected Guideline Premium/Cash Value Corridor Test.

PROCEEDS PAYABLE ON DEATH

The actual Death Proceeds payable on the Insured's death will be the death benefit as described above, less any Policy Indebtedness and less any unpaid Policy Charges. Under certain circumstances, the Death Proceeds may be adjusted (see "Incontestability", "Error in Age or Sex", and "Suicide").

                  RIGHT TO EXCHANGE FOR A FIXED BENEFIT POLICY

The Policy Owner may exchange the Policy for a flexible premium adjustable life insurance policy offered by the Company on the Policy Date. The benefits for the new policy will not vary with the investment experience of a separate account. The exchange must be elected within 24 months from the Policy Date. No evidence of insurability will be required.

The Policy Owner and Beneficiary under the new policy will be the same as those under the exchanged Policy on the effective date of the exchange. The new policy will have a death benefit on the exchange date not more than the death benefit of the original Policy immediately prior to the exchange date. The new policy will have the same Policy Date and issue age as the original Policy. The initial Specified Amount and any increases in Specified Amount will have the same rate class as those of the original Policy. Any Indebtedness may be transferred to the new policy.

The exchange may be subject to an equitable adjustment in rates and values to reflect variances, if any, in the rates and values between the two Policies. After adjustment, if any excess is owed the Policy Owner, the Company will pay the excess to the Policy Owner in cash. The exchange may be subject to federal income tax withholding (see "Income Tax Withholding").

                          CHANGES OF INVESTMENT POLICY

The Company may materially change the investment policy of the Variable Account. The Company must inform the Policy Owners and obtain all necessary regulatory approvals. Any change must be submitted to the various state insurance departments which may disapprove it if deemed detrimental to the interests of the Policy Owners or if it renders the Company's operations hazardous to the public. If a Policy Owner objects, the Policy may be converted to a substantially comparable General Account life insurance policy offered by the Company on the life of the Insured. The Policy Owner has the later of 60 days (6 months in Pennsylvania) from the date of the investment policy change or 60 days (6 months in Pennsylvania) from being informed of such change to make this conversion. The Company will not require evidence of insurability for this conversion.

The new policy will not be affected by the investment experience of any separate account. The new policy will be for an amount of insurance not exceeding the death benefit of the Policy converted on the date of such conversion.

            GRACE PERIOD AND GUARANTEED POLICY CONTINUATION PROVISION

GRACE PERIOD

If the Cash Surrender Value on a Monthly Anniversary Day is not sufficient to cover the current monthly deduction, and the Guaranteed Policy Continuation Provision is not in effect, a grace period will be allowed for the payment of a premium of at least four times the current monthly deduction. The Company will send the Policy Owner a notice at the start of the grace period, at the address in the application or another address specified by the Policy Owner, stating the amount of premium required. The grace period will end 61 days after the day the notice is mailed. If sufficient premium is not received by the Company by the end of the grace period, the Policy will lapse without value. If Death Proceeds become payable during the grace period, the Company will pay the Death Proceeds.

GUARANTEED POLICY CONTINUATION PROVISION

This Policy will not lapse during the Guaranteed Policy Continuation Period provided that on each Monthly Anniversary Day (1) is greater than or equal to
(2) where:

       (1) Is the sum of all premiums paid to date minus any Indebtedness, and minus any partial surrenders; and

       (2) Is the sum of Minimum Monthly Premiums required since the Policy Date including the Minimum Monthly Premium for the current Monthly Anniversary Day.

The Guaranteed Policy Continuation Period is the lesser of 30 Policy Years or the number of Policy Years until the Insured reaches Attained Age 65. For Policies issued to ages greater than 55, the Guaranteed Policy Continuation Period is 10 Policy Years.

                                  REINSTATEMENT

If the grace period ends and the Policy Owner has neither paid the required premium nor surrendered the Policy for its Cash Surrender Value, the Policy Owner may reinstate the Policy by:

          1. submitting a written request at any time within 3 years after the end of the grace period and prior to the Maturity Date;

          2.   providing evidence of insurability satisfactory to the Company;

          3. paying sufficient premium to cover all policy charges that were due and unpaid during the grace period;

          4. paying sufficient premium to keep the Policy in force for 3 months from the date of reinstatement; and

          5. paying or reinstating any Indebtedness against the Policy which existed at the end of the grace period.


The effective date of a reinstated Policy will be the Monthly Anniversary Day on or next following the date the application for reinstatement is approved by the Company. If your Policy is reinstated, the Cash Value on the date of reinstatement, but prior to applying any premiums or loan repayments received, will be set equal to the lesser of:

          1.   the Cash Value at the end of the grace period; or

          2. the Surrender Charge for the Policy Year in which the Policy was reinstated.

Unless the Policy Owner has provided otherwise, all amounts will be allocated based on the Underlying Mutual Fund allocation factors in effect at the start of the grace period.

                            THE FIXED ACCOUNT OPTION

Under exemptive and exclusionary provisions, interests in the Company's General Account have not been registered under the Securities Act of 1933 and the General Account has not been registered as an investment company under the Investment Company Act of 1940. Accordingly, neither the General Account nor any interests therein is subject to the provisions of these Acts, and the Company has been advised that the staff of the Securities and Exchange Commission has not reviewed the disclosures in this prospectus relating to the Fixed Account option. Disclosures regarding the General Account may, however, be subject to certain generally applicable provisions of the federal securities laws concerning the accuracy and completeness of statements made in prospectuses.

As explained earlier, a Policy Owner may elect to allocate or transfer all or part of the Cash Value to the Fixed Account and the amount allocated or transferred becomes part of the Company's General Account. The Company's General Account consists of all assets of the Company other than those in the Variable Account and in other separate accounts that have been or may be established by the Company. Subject to applicable law, the Company has sole discretion over the investment of the assets of the General Account, and Policy Owners do not share in the investment experience of those assets. The Company guarantees that the part of the Cash Value invested under the Fixed Account option will accrue interest daily at an effective annual rate that the Company declares periodically. The Fixed Account crediting rate will not be less than an effective annual rate of 3%. Upon request the Company will inform the Policy Owner of the then applicable rate. The Company is not obligated to credit interest at a higher rate.

                     CHANGES IN EXISTING INSURANCE COVERAGE

The Policy Owner may request certain changes in the insurance coverage under the Policy. Any request must be in writing and received at the Company's Home Office. No change will take effect unless the Cash Surrender Value, after the change, is sufficient to keep the Policy in force for at least 3 months.

Specified Amount Increases

After the first Policy Year, the Policy Owner may request an increase to the Specified Amount. Any increase will be subject to the following conditions:

     1.   the request must be applied for in writing;

     2.   satisfactory evidence of insurability must be provided;

     3.   the increase must be for a minimum of $10,000;

     4. the Cash Surrender Value is sufficient to continue the Policy in force for at least 3 months; and

     5.   age limits are the same as for a new issue.

Any approved increase will have an effective date of the Monthly Anniversary Day on or next following the date the Company approves the supplemental application. The Company reserves the right to limit the number of Specified Amount increases to one each Policy Year.

SPECIFIED AMOUNT DECREASES

After the first Policy Year, the Policy Owner may also request a decrease to the Specified Amount. Any approved decrease will be effective on the Monthly Anniversary Day on or next following the date the Company receives the request. Any such decrease shall reduce insurance in the following order:

       1.     against insurance provided by the most recent increase;

       2.     against the next most recent increases successively; and

       3.     against insurance provided under the original application.

The Company reserves the right to limit the number of Specified Amount decreases to one each Policy Year. The Company will refuse a request for a decrease which would:

       1. reduce the Specified Amount to less than the Minimum Specified Amount; or

       2.     disqualify the Policy as a contract for life insurance.

CHANGES IN THE DEATH BENEFIT OPTION

After the first Policy Year, the Policy Owner may elect to change the death benefit option under the Policy from either Option 1 to Option 2, or from Option 2 to Option 1. Initial elections to Option 3 are irrevocable. Accordingly, such changes to or from Option 3 are not permitted. Only one change of death benefit option is permitted per Policy Year. The effective date of such change will be the Monthly Anniversary Day following the date such change is approved by the Company.

In order for any such change in the death benefit option to become effective, the Cash Surrender Value, after such change, must be sufficient to keep the Policy in force for at least three months subsequent to said change.

The Company will adjust the Specified Amount such that the Net Amount At Risk remains constant before and after the death benefit option change. A change in death benefit option will not be permitted if it results in the total premiums paid exceeding the then current maximum premium limitations under Section 7702 of the Code where the Policy Owner has selected Guideline Premium/Cash Value Corridor Test.

                             OTHER POLICY PROVISIONS

POLICY OWNER

While the Insured is living, all rights in this Policy are vested in the Policy Owner named in the application or as subsequently changed, subject to assignment, if any.

The Policy Owner may name a contingent Policy Owner or a new Policy Owner while the Insured is living. Any change must be in a written form satisfactory to the Company and recorded at the Company's Home Office. Once recorded, the change will be effective when signed. The change will not affect any payment made or action taken by the Company before it was recorded. The Company may require that the Policy be submitted for endorsement before making a change.

If the Policy Owner is other than the Insured and names no contingent Policy Owner, and dies before the Insured, the Policy Owner's rights in this Policy belong to the Policy Owner's estate.

BENEFICIARY

The Beneficiary(ies) shall be as named in the application or as subsequently changed, subject to assignment, if any.

The Policy Owner may name a new Beneficiary while the Insured is living. Any change must be in a written form satisfactory to the Company and recorded at the Company's Home Office. Once recorded, the change will be effective when signed. The change will not affect any payment made or action taken by the Company before it was recorded.

If any Beneficiary predeceases the Insured, that Beneficiary's interest passes to any surviving Beneficiary(ies), unless otherwise provided. Multiple Beneficiaries will be paid in equal shares, unless otherwise provided. If no named Beneficiary survives the Insureds, the Death Proceeds shall be paid to the Policy Owner or the Policy Owner's estate.

ASSIGNMENT

While the Insured is living, the Policy Owner may assign his or her rights in the Policy. The assignment must be in writing, signed by the Policy Owner and recorded by the Company at its Home Office. Any assignment will not affect any payments made or actions taken by the Company before it was recorded. The Company is not responsible for any assignment not submitted for recording, nor is the Company responsible for the sufficiency or validity of any assignment. The assignment will be subject to any Indebtedness owed to the Company before it was recorded.

INCONTESTABILITY

The Company will not contest payment of the Death Proceeds based on the initial Specified Amount after the Policy has been in force during the Insured's lifetime for 2 years from the Policy Date. For any increase in Specified Amount requiring evidence of insurability, the Company will not contest payment of the Death Proceeds based on such an increase after it has been in force during the Insured's lifetime for 2 years from its effective date.

ERROR IN AGE OR SEX

If the age or sex of the Insured has been misstated, the death benefit and Cash Value will be adjusted. The amount of the death benefit will be (1) multiplied by (2) and then the result added to (3), where:

       (1)    is the Net Amount At Risk at the time of the Insured's death;

       (2) is the ratio of the monthly cost of insurance applied in the policy month of death and the monthly cost of insurance that should have been applied at the true age and sex in the policy month of death; and

       (3)    is the Cash Value at the time of the Insured's death.

The Cash Value will be adjusted to reflect the cost of insurance charges on the correct age and sex from the Policy Date.

SUICIDE

If the Insured dies by suicide, while sane or insane, within two years from the Policy Date, the Company will pay no more than the sum of the premiums paid, less any Indebtedness and less any partial surrenders. If the Insured dies by suicide, while sane or insane, within two years from the date an application is accepted for an increase in the Specified Amount, the Company will pay no more than the amount paid for such additional benefit.

NONPARTICIPATING POLICIES

These are nonparticipating Policies on which no dividends are payable. These Policies do not share in the profits or surplus earnings of the Company.


RIDERS

A rider may be added as an addition to the Policy. Riders currently include:

         1.       Maturity Extension Endorsement;
         2.       Spouse Rider;
         3.       Child Rider;
         4.       Waiver of Monthly Deductions Rider;
         5.       Accidental Death Benefit Rider;
         6.       Additional Protection Rider;
         7.       Accelerated Death Benefit Rider;
         8.       Change of Insured Rider; and

Rider availability varies by state.

                              LEGAL CONSIDERATIONS

On July 6, 1983, the U.S. Supreme Court held in Arizona Governing Committee v. Norris that certain annuity benefits provided by employers' retirement and fringe benefit programs may not vary between men and women on the basis of sex. This decision applies only to benefits derived from premiums made on or after August 1, 1983. The Policies offered by this prospectus are based upon actuarial tables which distinguish between men and women and thus the Policies provide different benefits to men and women of the same age. Accordingly, employers and employee organizations should consider, in consultation with legal counsel, the impact of Norris on any employment related insurance or benefit program before purchasing this Policy.

                          DISTRIBUTION OF THE POLICIES

The Policies will be sold by licensed insurance agents in those states where the Policies may lawfully be sold. Such agents will be registered representatives of broker dealers registered under the Securities Exchange Act of 1934 who are member firms of the National Association of Securities Dealers, Inc. ("NASD"). The Policies will be distributed by the General Distributor, Nationwide Advisory Services, Inc. NAS acts as general distributor for the Nationwide Multi-Flex Variable Account, Nationwide DC Variable Account, Nationwide DCVA-II, Nationwide Variable Account-II, Nationwide Variable Account-5, Nationwide Variable Account-6, Nationwide Variable Account-8, Nationwide Variable Account-9, Nationwide VA Separate Account-A, Nationwide VA Separate Account-B, Nationwide VA Separate Account-C, Nationwide VL Separate Account-A, Nationwide VL Separate Account-B, Nationwide VL Separate Account-C, Nationwide VLI Separate Account-2, Nationwide VLI Separate Account-3, Nationwide VLI Separate Account-4, NACo Variable Account and the Nationwide Variable Account, all of which are separate investment accounts of the Company or its affiliates. NAS is a wholly owned subsidiary of the Company.

NAS also acts as principal underwriter for the Nationwide Investing Foundation, Nationwide Separate Account Trust, Financial Horizons Investment Trust, Nationwide Investing Foundation II and Nationwide Asset Allocation Trust, which are open-end management investment companies.

Gross first year commissions plus any expense allowance payments paid by the Company on the sale of these Policies provided by the General Distributor will not exceed 90% of the Target Premium plus 4% of any excess premium payments. Gross renewal commissions in years 2 through 10 paid by the Company will not exceed 4% of actual premium payment, and will not exceed 2% in Policy Years 11 and thereafter.

                               CUSTODIAN OF ASSETS

The Company serves as the Custodian of the assets of the Variable Account.

                                   TAX MATTERS

POLICY PROCEEDS

Section 7702 of the Code provides that if certain tests are met, a Policy will be treated as a life insurance policy for federal tax purposes. The Company will monitor compliance with these tests. The Policy should thus receive the same federal income tax treatment as fixed benefit life insurance. As a result, the Death Proceeds payable under a Policy are excludable from gross income of the beneficiary under Section 101 of the Code.

Section 7702A of the Code defines modified endowment contracts as those policies issued or materially changed on or after June 21, 1988 on which the total premiums paid during the first seven years exceed the amount that would have been paid if the policy provided for paid up benefits after seven level annual premiums (see "Information about the Policies"). The Code provides for taxation of surrenders, partial surrenders, loans, collateral assignments and other pre-death distributions from modified endowment contracts (other than certain distributions to terminally ill or chronically ill individuals) are subject to federal income taxes in a manner similar to the way annuities are taxed. Modified endowment contract distributions are defined by the Code as amounts not received as an annuity and are taxable to the extent the Cash Value of the policy exceeds, at the time of distribution, the premiums paid into the policy. A 10% tax penalty generally applies to the taxable portion of such distributions unless the Policy Owner is over age 59 1/2 or disabled or the distribution is part of an annuity to the Policy Owner as defined in the Code. Under certain circumstances, certain distributions made under a Policy on the life of a "terminally ill individual" or a "chronically ill individual," as those terms are defined in the Code, are excludable from gross income.

The Policies offered by this prospectus may or may not be issued as modified endowment contracts. The Company will monitor premiums paid and will notify the Policy Owner when the policy's non-modified endowment status is in jeopardy. If a Policy is not a modified endowment contract, a cash distribution during the first 15 years after a Policy is issued which causes a reduction in death benefits may still become fully or partially taxable to the Owner pursuant to
Section 7702(f)(7) of the Code. The Policy Owner should carefully consider this potential effect and seek further information before initiating any changes in the terms of the policy. Under certain conditions, a Policy may become a modified endowment as a result of a material change or a reduction in benefits as defined by Section 7702A(c) of the Code.

In addition to meeting the tests required under Sections 7702, Section 817(h) of the Code requires that the investments of separate accounts such as the Variable Account be adequately diversified. Regulations under 817(h) provide that a variable life policy that fails to satisfy the diversification standards will not be treated as life insurance unless such failure was inadvertent, is corrected, and the Policy Owner or the Company pays an amount to the Internal Revenue Service. The amount will be based on the tax that would have been paid by the Policy Owner if the income, for the period the policy was not diversified, had been received by the Policy Owner. If the failure to diversify is not corrected in this manner, the Policy Owner will be deemed the owner of the underlying securities and taxed on the earnings of his or her account.

Representatives of the Internal Revenue Service have suggested, from time to time, that the number of Underlying Mutual Funds available or the number of transfer opportunities available under a variable product may be relevant in determining whether the product qualifies for the desired tax treatment. No formal guidance has been issued in this area. Should the Secretary of the Treasury issue additional rules or regulations limiting the number of Underlying Mutual Funds, transfers between Underlying Mutual Funds, exchanges of Underlying Mutual Funds or changes in investment objectives of Underlying Mutual Funds such that the Policy would no longer qualify as life insurance under Section 7702 of the Code, the Company will take whatever steps are available to remain in compliance.

The Company will monitor compliance with these regulations and, to the extent necessary, will change the objectives or assets of the Sub-Account investments to remain in compliance.

A total surrender or cancellation of the Policy by lapse or the maturity of the Policy on its Maturity Date may have adverse tax consequences. If the amount received by the Policy Owner plus total Policy Indebtedness exceeds the premiums paid into the Policy, the excess generally will be treated as taxable income, regardless of whether or not the Policy is a modified endowment contract.

- Federal Estate and Generation-Skipping Transfer Taxes

The federal estate tax is integrated with the federal gift tax under a unified tax rate schedule. In general, an estate of less than $600,000 (inclusive of certain predeath gifts) will not incur a federal estate tax liability. In addition, an unlimited marital deduction may be available for federal estate tax purposes, for certain amounts that pass to the surviving spouse.

When the Insured dies, the death benefit will generally be included in the lnsured's federal gross estate if: (1) the proceeds were payable to or for the benefit of the Insured's estate; or (2) the Insured held any "incident of ownership" in the Policy at death or at any time within three years of death. An incident of ownership is, in general, any right that may be exercised by the Policy Owner, such as the right to borrow on the Policy, or the right to name a new Beneficiary.

If the Policy Owner (whether or not he or she is the Insured) transfers ownership of the Policy to another person, such transfer may be subject to a federal gift tax. In addition, if such Policy Owner transfers the Policy to someone two or more generations younger than the Policy Owner, the transfer may be subject to the federal generation-skipping transfer tax ("GSTT"), the taxable amount being the value of the Policy.

Similarly, if the Beneficiary is two or more generations younger than the Insured, the payment of the Death Proceeds at the death of the Insured may be subject to the GSTT. Pursuant to regulations recently promulgated by the U.S. Treasury Department, the Company may be required to withhold a portion of the Death Proceeds and pay them directly to the Internal Revenue Service as the GSTT liability.

The GSTT provisions generally apply to the same transfers that are subject to estate or gift taxes.

The tax rate is a flat rate equal to the maximum estate tax rate (currently 55%), and there is a provision for an aggregate $1 million exemption. Due to the complexity of these rules, the Policy Owner should consult with counsel and other competent advisors regarding these taxes.

- Non-Resident Aliens

Distributions to nonresident aliens ("NRAs") are generally subject to federal income tax and tax withholding, at a statutory rate of 30% of the amount of income that is distributed. The Company is required to withhold such amount from the Distribution and remit it to the Internal Revenue Service. Distributions to certain NRAs may be subject to lower, or in certain instances zero, tax and withholding rates, if the United States has entered into an applicable treaty. However, in order to obtain the benefits of such treaty provisions, the NRA must give to the Company sufficient proof of his or her residency and citizenship in the form and manner prescribed by the Internal Revenue Service. In addition, for any Distribution made after December 31, 1997, the NRA must obtain an individual Taxpayer Identification Number from the Internal Revenue Service, and furnish that number to the Company prior to the Distribution. If the Company does not have the proper proof of citizenship or residency and (for Distributions after December 31, 1997) a proper individual Taxpayer Identification Number prior to any Distribution, the Company will be required to withhold 30% of the income, regardless of any treaty provision.

A payment may not be subject to withholding where the recipient sufficiently establishes to the Company that such payment is effectively connected to the recipient's conduct of a trade or business in the United States and that such payment is includable in the recipient's gross income for United States federal income tax purposes, Any such distributions may be subject to back-up withholding at the statutory rate (currently 31%) if not taxpayer identification number, or an incorrect taxpayer identification number, is provided.

State and local estate, inheritance, income and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Policy Owner or Beneficiary.

TAXATION OF THE COMPANY

The Company is taxed as a life insurance company under the Code. Since the Variable Account is not a separate entity from the Company and its operations form a part of the Company, it will not be taxed separately as a "regulated investment company" under Sub-chapter M of the Code. Investment income and realized capital gains on the assets of the Variable Account are reinvested and taken into account in determining the value of Accumulation Units. As a result, such investment income and realized capital gains are automatically applied to increase reserves under the Policies.

The Company does not initially expect to incur any Federal income tax liability that would be chargeable to the Variable Account. Based upon these expectations, no charge is currently being made against the Variable Account for federal income taxes. If, however, the Company determines that on a separate company basis such taxes may be incurred, it reserves the right to assess a charge for such taxes against the Variable Account.

The Company may also incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If they increase, however, charges for such taxes may be made.

TAX CHANGES

The foregoing discussion, which is based on the Company's understanding of federal tax laws as they are currently interpreted by the Internal Revenue Service, is general and is not intended as tax advice.

In the recent past, the Code has been subjected to numerous amendments and changes, and it is reasonable to believe that it will continue to be revised. The United States Congress has, in the past, considered numerous legislative proposals that, if enacted, could change the tax treatment of the Policies. It is reasonable to believe that such proposals, and other proposals will be considered in the future, and some may be enacted into law. In addition, the U.S. Treasury Department may amend existing regulations, issue new regulations, or adopt new interpretations of existing law that may be at variance with its current positions on these matters. In addition, current state law (which is not discussed herein), and future amendments to state law, may affect the tax consequences of the Policy.

If the Policy Owner, Insured, or Beneficiary or other person receiving any benefit or interest in or from the Policy is not both a resident and citizen of the United States, there may be a tax imposed by a foreign country, in addition to any tax imposed by the United States. The foreign law (including regulations, rulings, and case law) may change and impose additional taxes on the Policy, the Death Benefit, or other Distributions and/or ownership of the Policy, or a treaty may be amended and all or part of the favorable treatment may be eliminated.

Any or all of the foregoing may change from time to time without any notice, and the tax consequences arising out of a Policy may be changed retroactively. There is no way of predicting if, when, and to what extent any such change may take place. No representation is made as to the likelihood of the continuation of these current laws, interpretations, and policies.

THE FOREGOING IS A GENERAL EXPLANATION AS TO CERTAIN TAX MATTERS PERTAINING TO INSURANCE POLICIES. IT IS NOT INTENDED TO BE LEGAL OR TAX ADVICE, AND SHOULD NOT TAKE THE PLACE OF YOUR INDEPENDENT LEGAL, TAX AND/OR FINANCIAL ADVISOR.

                                   THE COMPANY

The life insurance business, including annuities, is the only business in which the Company is engaged.

The Company markets its Policies through independent insurance brokers, general agents, and registered representatives of registered NASD broker/dealer firms.

The Company serves as depositor for the Nationwide Variable Account, Nationwide Variable Account-II, Nationwide Variable Account-3, Nationwide Variable Account-4, Nationwide Variable Account-5, Nationwide Variable Account-6, Nationwide Variable Account-9, Nationwide Fidelity Advisor Variable Account, Nationwide Variable Account-8, MFS Variable Account, Nationwide Multi-Flex Variable Account, Nationwide VLI Separate Account, Nationwide VLI Separate Account-2, Nationwide VLI Separate Account-3, Nationwide VLI Separate Account-4, NACo Variable Account, Nationwide DC Variable Account and the Nationwide DCVA-II, each of which is a registered investment company, and each of which is a separate investment account of the Company.

The Company, in common with other insurance companies, is subject to regulation and supervision by the regulatory authorities of the states in which it is licensed to do business. A license from the state insurance department is a prerequisite to the transaction of insurance business in that state. In general, all states have statutory administrative powers. Such regulation relates, among other things, to licensing of insurers and their agents, the approval of policy forms, the methods of computing reserves, the form and content of statutory financial statements, the amount of policyholders' and stockholders' dividends, and the type of distribution of investments permitted.

The Company operates in the highly competitive field of life insurance. There are approximately 2,300 stock, mutual and other types of insurers in the life insurance business in the United States, and a large number of them compete with the registrant in the sale of insurance policies.

As is customary in insurance company groups, employees are shared with the other insurance companies in the group. In addition to its direct salaried employees, the Company shares employees with Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company.

The Company does not presently own or lease any materially important physical properties when its property holdings are viewed in relation to its total assets. The Company shares Home Office, other facilities and equipment with Nationwide Mutual Insurance Company.

                               COMPANY MANAGEMENT

Nationwide Life Insurance Company, together with Nationwide Mutual Insurance Company, Nationwide Mutual Fire Insurance Company, Nationwide Indemnity Company, Nationwide Life and Annuity Insurance Company, Nationwide Property and Casualty Insurance Company, National Casualty Company, Scottsdale Indemnity Company and Nationwide General Insurance Company and their affiliated companies comprise the Nationwide Insurance Enterprise.

The companies comprising the Nationwide Insurance Enterprise have substantially common boards of directors and officers. Nationwide Financial Services, Inc. is the sole shareholder of Nationwide Life.

DIRECTORS OF THE COMPANY

                                  Director
              Name                  Since   Principal Occupation
Lewis J. Alphin                     1993    Farm Owner and Operator (1)
Keith W. Eckel                      1996    Partner, Fred W. Eckel Sons; President, Eckel Farms, Inc. (1)
Willard J. Engel                    1994    General Manager Lyon County Co-Operative Oil Company (1)
Fred C. Finney                      1992    Owner and Operator, Moreland Fruit Farm; Operator,
                                            Melrose Orchard (1)
Charles L. Fuellgraf, Jr. *+        1969    Chief Executive Officer, Fuellgraf Electric Company. (1)

Joseph J. Gasper *+                 1996    President and Chief Operating Officer, Nationwide Life Insurance
                                            Company and Nationwide Life and Annuity Insurance Company. (2)
Henry S. Holloway *+                1986    Farm Owner and Operator (1)
Dimon Richard McFerson *+           1988    Chairman and Chief Executive Officer, Nationwide Insurance
                                            Enterprise (2)
David O. Miller *+                  1985    President, Owen Potato Farm, Inc.; Partner, M&M Enterprises (1)
C. Ray Noecker                      1994    Owner and Operator, Noecker Farms (1)
James F. Patterson +                1989    Vice President, Pattersons, Inc. ;  President, Patterson Farms,
                                            Inc. (1)
Arden L. Shisler *+                 1984    President and Chief Executive Officer, K&B Transport, Inc. (1)
Robert L. Stewart                   1989    Owner and Operator, Sunnydale Farms and Mining (1)
Nancy C. Thomas *                   1986    Farm Owner and Operator. (1)
Harold W. Weihl                     1990    Farm Owner and Operator, Weihl Farms (1)

*Member, Executive Committee                +Member, Investment Committee

1)     Principal occupation for last five years.
2) Prior to assuming this current position, Messrs. McFerson and Gasper held other executive management positions with the companies.

Each of the directors is a director of the other major insurance affiliates of the Nationwide Insurance Enterprise, except Mr. Gasper who is a director only of the Company and Nationwide Life and Annuity Insurance Company. Messrs. McFerson and Gasper are directors of Nationwide Advisory Services, Inc., a registered broker-dealer.

Messrs. Holloway, McFerson, Miller, Patterson, Shisler and Fuellgraf are directors of Nationwide Financial Services, Inc. Messrs. Fuellgraf, McFerson, Ms. Thomas and Mr. Weihl are trustees of Nationwide Investing Foundation, a registered investment company. Mr. McFerson is trustee of Nationwide Separate Account Trust, Financial Horizons Investment Trust, Nationwide Investing Foundation II and Nationwide Asset Allocation Trust, registered investment companies. Mr. Engel is a director of Western Cooperative Transport.

EXECUTIVE OFFICERS OF THE COMPANY

NAME                                         OFFICE HELD
Dimon Richard McFerson                       Chairman and Chief Executive Officer-Nationwide Insurance Enterprise

Joseph J. Gasper                             President and Chief Operating Officer

Gordon E. McCutchan                          Executive Vice President, Law and Corporate Services and Secretary

Robert A. Oakley                             Executive Vice President-Chief Financial Officer

Robert J. Woodward, Jr.                      Executive Vice President-Chief Investment Officer

Susan A. Wolken                              Senior Vice President - Life Company Operations

W. Sidney Druen                              Senior Vice President and General Counsel and Assistant Secretary

Harvey S. Galloway, Jr.                      Senior Vice President and Chief Actuary

Richard A. Karas                             Senior Vice President - Sales and Financial Services

Mark R. Thresher                             Vice President - Controller

Duane M. Campbell                            Vice President - Treasurer

Mr. Gasper is also President and Chief Operating Officer of Nationwide Life and Annuity Insurance Company. Mr. Galloway is also an officer of Nationwide Mutual Insurance Company and Nationwide Life and Annuity Insurance Company. Each of the other officers listed above is also an officer of each of the companies comprising the Nationwide Insurance Enterprise. Each of the executive officers listed above has been associated with the registrant in an executive capacity for more than the past five years, except Mr. Thresher, who joined the Registrant in 1996. From 1988-1996, Mr. Thresher served as a partner in the accounting firm KPMG Peat Marwick LLP and lead partner for Nationwide Insurance Enterprise from 1993-1996.

                      OTHER CONTRACTS ISSUED BY THE COMPANY

The Company does presently and will, from time to time, offer variable contracts and policies with benefits which vary in accordance with the investment experience of a separate account of the Company.

                                STATE REGULATION

The Company is subject to the laws of Ohio governing insurance companies and to regulation by the Ohio Insurance Department. An annual statement in a prescribed form is filed with the Insurance Department each year covering the operation of the Company for the preceding year and its financial condition as of the end of such year. Regulation by the Insurance Department includes periodic examination to determine the Company's contract liabilities and reserves so that the Insurance Department may certify the items are correct. The Company's books and accounts are subject to review by the Insurance Department at all times and a full examination of its operations is conducted periodically by the National Association of Insurance Commissioners. Such regulation does not, however, involve any supervision of management or investment practices or policies. In addition, the Company is subject to regulation under the insurance laws of other jurisdictions in which it may operate.

                            REPORTS TO POLICY OWNERS

The Company will mail to the Policy Owner at the last known address of record, an annual statement showing the amount of the current death benefit, the Cash Value, Cash Surrender Value, premiums paid, monthly charges deducted since the last report, and the amounts invested in the Fixed Account, each Sub-Account, and any Policy Indebtedness.

Policy Owners will also be sent annual and semi-annual reports containing financial statements for the Variable Account as required by the 1940 Act.

In addition, Policy Owners will receive statements of significant transactions, such as changes in Specified Amount, changes in death benefit option, changes in future premium allocation, transfers among Sub-Accounts, premium payments, loans, loan repayments, reinstatement and termination.

                                   ADVERTISING

The Company is also ranked and rated by independent financial rating services, including Moody's, Standard & Poor's and A.M. Best Company. The purpose of these ratings is to reflect the financial strength or claims-paying ability of the Company. The ratings are not intended to reflect the investment experience or financial strength of the Variable Account. The Company may advertise these ratings from time to time. In addition, the Company may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend the Company or the Contracts. Furthermore, the Company may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.

                                LEGAL PROCEEDINGS

From time to time the Company is a party to litigation and arbitration proceedings in the ordinary course of its business, none of which is expected to have a material adverse effect on the Company.


In recent years, life insurance companies have been named as defendants in lawsuits, including class action lawsuits, relating to life insurance pricing and sales practices. A number of these lawsuits have resulted in substantial jury awards or settlements. In February 1997, Nationwide Life was named as a defendant in a lawsuit filed in New York Supreme Court also related to the sale of whole life policies on a "vanishing premium" basis (John H. Snyder v. Nationwide Mutual Insurance Company, Nationwide Mutual Insurance Co. and

Nationwide Life Insurance Co.). The plaintiff in such lawsuit seeks to represent a national class of Nationwide Life policyholders and claims unspecified compensatory and punitive damages. This lawsuit is in an early stage and has not been certified as a class action. Nationwide Life intends to defend these cases vigorously. There can be no assurance that any future litigation relating to pricing and sales practices will not have a material adverse effect on the Company.

The General Distributor, Nationwide Advisory Services, Inc., is not engaged in any material litigation of any nature.

                                     EXPERTS

The financial statements have been included herein in reliance upon the report of KPMG Peat Marwick LLP, independent certified public accountants, and upon the authority of said firm as experts in accounting and auditing.

                             REGISTRATION STATEMENT

A Registration Statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the Policies offered hereby. This prospectus does not contain all the information set forth in the Registration Statement and amendments thereto and exhibits filed as a part thereof, to all of which reference is hereby made for further information concerning the Variable Account, the Company, and the Policies offered hereby. Statements contained in this prospectus as to the content of Policies and other legal instruments are summaries. For a complete statement of the terms thereof, reference is made to such instruments as filed.

                                 LEGAL OPINIONS

Legal matters in connection with the Policies described herein are being passed upon by Druen, Dietrich, Reynolds & Koogler, One Nationwide Plaza, Columbus, Ohio 43216. All the members of such firm are employed by the Nationwide Mutual Insurance Company.

                                   APPENDIX 1
                                 ILLUSTRATION OF
                                SURRENDER CHARGES

Example 1: A female non-tobacco, age 45, purchases a Policy with a Specified Amount of $50,000 and a Scheduled Premium of $750. She now wishes to surrender the Policy during the first Policy year. By using the initial surrender charge table reproduced below, (also see "Surrender Charges") the total surrender charge per thousand multiplied by the Specified Amount expressed in thousands equals the total surrender charge of $569.50 ($11.390 x 50=569.50).

Example 2: A male non-tobacco, age 35, purchases a Policy with a Specified Amount of $100,000 and a Scheduled Premium of $1100. He now wants to surrender the Policy in the sixth Policy Year. The total initial surrender charge is calculated using the method illustrated above. (surrender charge per 1000 6.817 x 100=681.70 maximum initial surrender charge). Because the fifth Policy Year has been completed, the maximum initial surrender charge is reduced by multiplying it by the applicable percentage factor from the "Reductions to Surrender Charges" table below. (Also see "Reductions to Surrender Charges"). In this case, $681.70 x 60%=$409.02.

Maximum Surrender Charge per $1,000 of initial Specified Amount for policies which are issued on a standard basis.


                    Initial Specified Amount $50,000-$99,999

----------------------------------------------------------------------------------------------------------
        Issue                 Male                Female                Male                Female
         Age              Non-Tobacco          Non-Tobacco            Standard             Standard
----------------------------------------------------------------------------------------------------------
         25                    $7.773               $7.518               $8.369               $7.818
----------------------------------------------------------------------------------------------------------
         35                   8.817                8.396                9.811                8.889
----------------------------------------------------------------------------------------------------------
         45                  12.185               11.390               13.884               12.164
----------------------------------------------------------------------------------------------------------
         55                  15.628               13.995               18.410               15.106
----------------------------------------------------------------------------------------------------------
         65                  22.274               19.043               26.559               20.607
----------------------------------------------------------------------------------------------------------
                                            Initial Specified Amount $100,000+
----------------------------------------------------------------------------------------------------------
        Issue                 Male                Female                Male                Female
         Age              Non-Tobacco          Non-Tobacco            Standard             Standard
----------------------------------------------------------------------------------------------------------
         25                  $5.773               $5.518               $6.369               $5.818
----------------------------------------------------------------------------------------------------------
         35                   6.817                6.396                7.811                6.889
----------------------------------------------------------------------------------------------------------
         45                   9.685                8.890               11.384                9.664
----------------------------------------------------------------------------------------------------------
         55                  13.128               11.495               15.910               12.606
----------------------------------------------------------------------------------------------------------
         65                  21.274               18.043               25.559               19.607
----------------------------------------------------------------------------------------------------------
                                             Reductions to Surrender Charges.
-----------------------------------------------------------------------------------------------
                          Surrender Charge                               Surrender Charge
      Completed           as a % of Initial          Completed           as a % of Initial
    Policy Years          Surrender Charges         Policy Years         Surrender Charges
-----------------------------------------------------------------------------------------------
          0                       100%                   5                        60%
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
          1                       100%                   6                        50%
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
          2                        90%                   7                        40%
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
          3                        80%                   8                        30%
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
          4                        70%                    9+                       0%
-----------------------------------------------------------------------------------------------

The current Surrender Charges are the same for all states. However, in Pennsylvania the guaranteed maximum Surrender Charges are spread out over 14 years. The guaranteed maximum Surrender Charge in subsequent years in Pennsylvania is reduced in the following manner:


   Completed      Surrender Charge      Completed       Surrender Charge      Completed       Surrender Charge
    Policy        as a % of Initial       Policy       as a % of Initial        Policy       as a % of Initial
     Years        Surrender Charges       Years        Surrender Charges        Years        Surrender Charges
       0                   100%             5                 60%                 10                   20%
       1                   100%             6                 50%                 11                   15%
       2                    90%             7                 40%                 12                   10%
       3                    80%             8                 30%                 13                    5%
       4                    70%             9                 25%                  14+                  0%

The illustrations of current values in this prospectus are the same for Pennsylvania. However, the illustrations of guaranteed values in this prospectus do not reflect guaranteed maximum Surrender Charges which are spread out over 14 years. If this contract is issued in Pennsylvania, please contact the Home Office for an illustration.

The Company has no plans to change the current Surrender Charges.

                                   APPENDIX 2

                          ILLUSTRATIONS OF CASH VALUES,
                             CASH SURRENDER VALUES,
                               AND DEATH BENEFITS

The illustrations in this prospectus have been prepared to help show how values under the Policies change with investment performance. The illustrations illustrate how Cash Values, Cash Surrender Values and death benefits under a Policy would vary over time if the hypothetical gross investment rates of return were a uniform annual effective rate of either 0%, 6% or 12%. If the hypothetical gross investment rate of return averages 0%, 6% or 12% over a period of years, but fluctuates above or below those averages for individual years, the Cash Values, Cash Surrender Values and death benefits may be different. For hypothetical returns of 0% and 6%, the illustrations also illustrate when the Policies would go into default, at which time additional premium payments would be required to continue the Policy in force. The illustrations also assume there is no Policy Indebtedness, no additional premium payments are made, no Cash Values are allocated to the Fixed Account, and there are no changes in the Specified Amount or death benefit option.


The amounts shown for the Cash Value, Cash Surrender Value and death benefit as of each Policy Anniversary reflect the fact that the net investment return on the assets held in the Sub-Accounts is lower than the gross return. This is due to the deduction of Underlying Mutual Fund investment advisory fees and other expenses which are equivalent to an annual effective rate of 0.65%. This effective rate is based on the average of the fund expenses for the preceding year for all mutual fund options available under the policy as of March 31, 1997.

Taking into account the Underlying Mutual Fund expenses, gross annual rates of return of 0%, 6% and 12% correspond to net investment experience at constant annual rates of -0.65%, 5.35% and 11.35%.

The illustrations also reflect the fact that the Company makes monthly charges for providing insurance protection, recovering taxes, providing for administrative expenses, and assuming mortality and expense risks. Current values reflect current cost of insurance charges and guaranteed values reflect the maximum cost of insurance charges guaranteed in the Policy. The values shown are for Policies which are issued as standard. Policies issued on a substandard basis would result in lower Cash Values and Death benefits than those illustrated.

The Cash Surrender Values shown in the illustrations reflect the fact that the Company will deduct a Surrender Charge from the Policy's Cash Value for any Policy surrendered in full during the first nine Policy Years.

The illustrations also reflect the fact that no charges for federal or state income taxes are currently made against the Variable Account. If such a charge is made in the future, it will require a higher gross investment return than illustrated in order to produce the net after-tax returns shown in the illustrations.

Upon request, the Company will furnish a comparable illustration based on the proposed Insured's age, sex, smoking classification, rating classification and premium payment requested.

                             DEATH BENEFIT OPTION 1
                  $750 ANNUAL PREMIUM: $50,000 SPECIFIED AMOUNT
                            MALE: NON-TOBACCO: AGE 45

                                 CURRENT VALUES

                                0% Hypothetical                 6% Hypothetical                     12% Hypothetical
                            Gross Investment Return           Gross Investment Return            Gross Investment Return
                            -----------------------           -----------------------            -----------------------
           Premiums
          Paid Plus                 Cash                               Cash                                   Cash
  Policy   Interest      Cash       Surr        Death       Cash       Surr        Death         Cash         Surr         Death
    Year    at 5%       Value       Value      Benefit      Value      Value       Benefit       Value        Value       Benefit
    ----    -----       -----       -----      -------      -----      -----       -------       -----        -----       -------

       1     788         406          0        50,000        438         0         50,000         471           0         50,000
       2    1,614        853         279       50,000        945        371        50,000        1,041         468        50,000
       3    2,483       1,281        764       50,000       1,461       945        50,000        1,658        1,141       50,000
       4    3,394       1,690       1,231      50,000       1,989      1,530       50,000        2,326        1,867       50,000
       5    4,351       2,085       1,683      50,000       2,531      2,129       50,000        3,056        2,654       50,000
       6    5,357       2,463       2,119      50,000       3,087      2,743       50,000        3,852        3,508       50,000
       7    6,412       2,826       2,539      50,000       3,659      3,372       50,000        4,723        4,436       50,000
       8    7,520       3,172       2,942      50,000       4,246      4,017       50,000        5,675        5,446       50,000
       9    8,683       3,502       3,330      50,000       4,849      4,677       50,000        6,719        6,546       50,000
      10    9,905       3,814       3,814      50,000       5,469      5,469       50,000        7,863        7,863       50,000
      11    11,188      4,110       4,110      50,000       6,105      6,105       50,000        9,119        9,119       50,000
      12    12,535      4,387       4,387      50,000       6,759      6,759       50,000       10,499       10,499       50,000
      13    13,949      4,647       4,647      50,000       7,431      7,431       50,000       12,017       12,017       50,000
      14    15,434      4,887       4,887      50,000       8,121      8,121       50,000       13,690       13,690       50,000
      15    16,993      5,108       5,108      50,000       8,830      8,830       50,000       15,534       15,534       50,000
      16    18,630      5,309       5,309      50,000       9,559      9,559       50,000       17,570       17,570       50,000
      17    20,349      5,462       5,462      50,000      10,283     10,283       50,000       19,799       19,799       50,000
      18    22,154      5,562       5,562      50,000      10,998     10,998       50,000       22,246       22,246       50,000
      19    24,049      5,611       5,611      50,000      11,709     11,709       50,000       24,943       24,943       50,000
      20    26,039      5,615       5,615      50,000      12,419     12,419       50,000       27,932       27,932       50,000
      21    28,129      5,557       5,557      50,000      13,116     13,116       50,000       31,252       31,252       50,000
      22    30,323      5,432       5,432      50,000      13,798     13,798       50,000       34,950       34,950       50,000
      23    32,626      5,230       5,230      50,000      14,457     14,457       50,000       39,082       39,082       50,000
      24    35,045      4,942       4,942      50,000      15,089     15,089       50,000       43,716       43,716       51,148
      25    37,585      4,559       4,559      50,000      15,686     15,686       50,000       48,852       48,852       56,668
      26    40,252      4,067       4,067      50,000      16,243     16,243       50,000       54,509       54,509       62,685
      27    43,052      3,456       3,456      50,000      16,752     16,752       50,000       60,756       60,756       68,654
      28    45,992      2,711       2,711      50,000      17,204     17,204       50,000       67,661       67,661       75,103
      29    49,079      1,811       1,811      50,000      17,590     17,590       50,000       75,301       75,301       82,078
      30    52,321       734         734       50,000      17,895     17,895       50,000       83,767       83,767       89,630

-----------------------

 (1)    NO POLICY LOANS AND NO PARTIAL WITHDRAWALS HAVE BEEN MADE.

 (2) CURRENT VALUES REFLECT CURRENT COST OF INSURANCE CHARGES AND A MONTHLY $10.00 ADMINISTRATIVE EXPENSE CHARGE FOR THE FIRST POLICY YEAR AND $5 THEREAFTER. CURRENT VALUES REFLECT A 6% OF PREMIUM CHARGE ON ALL PREMIUMS UP TO THE TARGET PREMIUM AND 4% ON PREMIUMS IN EXCESS OF TARGET FOR ANY SINGLE POLICY YEAR.

 (3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.

 (*)   UNLESS ADDITIONAL PREMIUM IS PAID, THE POLICY WILL LAPSE WITHOUT VALUE.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS.. NO REPRESENTATION CAN BE MADE BY NATIONWIDE LIFE OR THE TRUST THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                             DEATH BENEFIT OPTION 2
                  $750 ANNUAL PREMIUM: $50,000 SPECIFIED AMOUNT
                            MALE: NON-TOBACCO: AGE 45

                                 CURRENT VALUES

                            0% Hypothetical                      6% Hypothetical             12% Hypothetical
                       Gross Investment Return                Gross Investment Return       Gross Investment Return
                       -----------------------                -----------------------       ------------------------
           Premiums
          Paid Plus                 Cash                               Cash                                   Cash
 Policy    Interest      Cash       Surr        Death       Cash       Surr        Death         Cash         Surr         Death
  Year      at 5%       Value       Value      Benefit      Value      Value       Benefit       Value        Value       Benefit
  ----      -----       -----       -----      -------      -----      -----       -------       -----        -----       -------
       1     788         404          0        50,404        436         0         50,436         469           0         50,469
       2    1,614        848         274       50,848        939        365        50,939        1,035         461        51,035
       3    2,483       1,270        753       51,270       1,449       932        51,449        1,643        1,127       51,643
       4    3,394       1,672       1,213      51,672       1,966      1,507       51,966        2,299        1,840       52,299
       5    4,351       2,056       1,654      52,056       2,495      2,093       52,495        3,011        2,610       53,011
       6    5,357       2,422       2,078      52,422       3,034      2,690       53,034        3,784        3,440       53,784
       7    6,412       2,770       2,483      52,770       3,584      3,298       53,584        4,623        4,336       54,623
       8    7,520       3,100       2,870      53,100       4,145      3,915       54,145        5,534        5,304       55,534
       9    8,683       3,410       3,238      53,410       4,715      4,543       54,715        6,524        6,352       56,524
      10    9,905       3,700       3,700      53,700       5,295      5,295       55,295        7,600        7,600       57,600
      11    11,188      3,971       3,971      53,971       5,885      5,885       55,885        8,771        8,771       58,771
      12    12,535      4,220       4,220      54,220       6,483      6,483       56,483       10,045       10,045       60,045
      13    13,949      4,448       4,448      54,448       7,090      7,090       57,090       11,432       11,432       61,432
      14    15,434      4,654       4,654      54,654       7,704      7,704       57,704       12,943       12,943       62,943
      15    16,993      4,838       4,838      54,838       8,325      8,325       58,325       14,589       14,589       64,589
      16    18,630      4,998       4,998      54,998       8,952      8,952       58,952       16,383       16,383       66,383
      17    20,349      5,103       5,103      55,103       9,553      9,553       59,553       18,306       18,306       68,306
      18    22,154      5,148       5,148      55,148      10,119     10,119       60,119       20,366       20,366       70,366
      19    24,049      5,135       5,135      55,135      10,653     10,653       60,653       22,579       22,579       72,579
      20    26,039      5,071       5,071      55,071      11,156     11,156       61,156       24,965       24,965       74,965
      21    28,129      4,939       4,939      54,939      11,611     11,611       61,611       27,529       27,529       77,529
      22    30,323      4,732       4,732      54,732      12,007     12,007       62,007       30,286       30,286       80,286
      23    32,626      4,443       4,443      54,443      12,332     12,332       62,332       33,245       33,245       83,245
      24    35,045      4,064       4,064      54,064      12,574     12,574       62,574       36,419       36,419       86,419
      25    37,585      3,585       3,585      53,585      12,718     12,718       62,718       39,821       39,821       89,821
      26    40,252      2,998       2,998      52,998      12,749     12,749       62,749       43,462       43,462       93,462
      27    43,052      2,295       2,295      52,295      12,653     12,653       62,653       47,359       47,359       97,359
      28    45,992      1,467       1,467      51,467      12,413     12,413       62,413       51,527       51,527       101,527
      29    49,079       502         502       50,502      12,009     12,009       62,009       55,981       55,981       105,981
      30    52,321       (*)         (*)         (*)       11,414     11,414       61,414       60,734       60,734       110,734

---------------------------

(1)    NO POLICY LOANS AND NO PARTIAL WITHDRAWALS HAVE BEEN MADE.

(2) CURRENT VALUES REFLECT CURRENT COST OF INSURANCE CHARGES AND A MONTHLY $10.00 ADMINISTRATIVE EXPENSE CHARGE FOR THE FIRST POLICY YEAR AND $5 THEREAFTER. CURRENT VALUES REFLECT A 6% OF PREMIUM CHARGE ON ALL PREMIUMS UP TO THE BREAK POINT PREMIUM AND 4% ON PREMIUMS IN EXCESS OF BREAK POINT FOR ANY SINGLE POLICY YEAR.

(3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.

(*)     UNLESS ADDITIONAL PREMIUM IS PAID, THE POLICY WILL LAPSE WITHOUT VALUE.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS.. NO REPRESENTATION CAN BE MADE BY NATIONWIDE LIFE OR THE TRUST THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                             DEATH BENEFIT OPTION 1
                 $1,200 ANNUAL PREMIUM: $50,000 SPECIFIED AMOUNT
                            MALE: NON-TOBACCO: AGE 55

                                 CURRENT VALUES

                          0% Hypothetical                        6% Hypothetical                     12% Hypothetical
                       Gross Investment Return              Gross Investment Return             Gross Investment Return
                       -----------------------              -----------------------             ------------------------
           Premiums
          Paid Plus                 Cash                               Cash                                   Cash
  Policy   Interest      Cash       Surr        Death       Cash       Surr        Death         Cash         Surr         Death
    Year    at 5%       Value       Value      Benefit      Value      Value       Benefit       Value        Value       Benefit
    ----    -----       -----       -----      -------      -----      -----       -------       -----        -----       -------
       1     1260        590          0        50,000        640         0         50,000         690           0         50,000
       2    2,583       1,195        502       50,000       1,333       640        50,000        1,479         786        50,000
       3    3,972       1,774       1,150      50,000       2,041      1,418       50,000        2,333        1,709       50,000
       4    5,431       2,341       1,787      50,000       2,779      2,225       50,000        3,276        2,722       50,000
       5    6,962       2,898       2,413      50,000       3,549      3,064       50,000        4,319        3,834       50,000
       6    8,570       3,444       3,028      50,000       4,353      3,937       50,000        5,472        5,056       50,000
       7    10,259      3,979       3,632      50,000       5,192      4,846       50,000        6,750        6,403       50,000
       8    12,032      4,503       4,226      50,000       6,070      5,793       50,000        8,165        7,888       50,000
       9    13,893      5,016       4,808      50,000       6,988      6,780       50,000        9,736        9,528       50,000
      10    15,848      5,519       5,519      50,000       7,948      7,948       50,000       11,479       11,479       50,000
      11    17,901      6,012       6,012      50,000       8,954      8,954       50,000       13,416       13,416       50,000
      12    20,056      6,408       6,408      50,000       9,926      9,926       50,000       15,496       15,496       50,000
      13    22,318      6,719       6,719      50,000      10,874     10,874       50,000       17,752       17,752       50,000
      14    24,694      6,955       6,955      50,000      11,812     11,812       50,000       20,223       20,223       50,000
      15    27,189      7,111       7,111      50,000      12,733     12,733       50,000       22,938       22,938       50,000
      16    29,808      7,135       7,135      50,000      13,597     13,597       50,000       25,908       25,908       50,000
      17    32,559      7,028       7,028      50,000      14,405     14,405       50,000       29,194       29,194       50,000
      18    35,447      6,773       6,773      50,000      15,147     15,147       50,000       32,855       32,855       50,000
      19    38,479      6,367       6,367      50,000      15,824     15,824       50,000       36,969       36,969       50,000
      20    41,663      5,814       5,814      50,000      16,443     16,443       50,000       41,633       41,633       50,000
      21    45,006      5,082       5,082      50,000      16,982     16,982       50,000       46,958       46,958       50,000
      22    48,517      4,141       4,141      50,000      17,426     17,426       50,000       52,960       52,960       55,607
      23    52,202      2,955       2,955      50,000      17,754     17,754       50,000       59,573       59,573       62,551
      24    56,073      1,481       1,481      50,000      17,940     17,940       50,000       66,857       66,857       70,200
      25    60,136       (*)         (*)         (*)       17,957     17,957       50,000       74,875       74,875       78,619
      26    64,403       (*)         (*)         (*)       17,779     17,779       50,000       83,698       83,698       87,883
      27    68,883       (*)         (*)         (*)       17,365     17,365       50,000       93,401       93,401       98,071
      28    73,587       (*)         (*)         (*)       16,666     16,666       50,000       104,065      104,065      109,268
      29    78,527       (*)         (*)         (*)       15,614     15,614       50,000       115,777      115,777      121,566
      30    83,713       (*)         (*)         (*)       14,112     14,112       50,000       128,630      128,630      135,062

---------------------------------

(1)    NO POLICY LOANS AND NO PARTIAL WITHDRAWALS HAVE BEEN MADE.

(2) CURRENT VALUES REFLECT CURRENT COST OF INSURANCE CHARGES AND A MONTHLY $10.00 ADMINISTRATIVE EXPENSE CHARGE FOR THE FIRST POLICY YEAR AND $5 THEREAFTER. CURRENT VALUES REFLECT A 6% OF PREMIUM CHARGE ON ALL PREMIUMS UP TO THE BREAK POINT PREMIUM AND 4% ON PREMIUMS IN EXCESS OF BREAK POINT FOR ANY SINGLE POLICY YEAR.

(3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.

(*)     UNLESS ADDITIONAL PREMIUM IS PAID, THE POLICY WILL LAPSE WITHOUT VALUE.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS.. NO REPRESENTATION CAN BE MADE BY NATIONWIDE LIFE OR THE TRUST THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                             DEATH BENEFIT OPTION 2
                 $1,200 ANNUAL PREMIUM: $50,000 SPECIFIED AMOUNT
                            MALE: NON-TOBACCO: AGE 55

                                 CURRENT VALUES

                          0% Hypothetical                       6% Hypothetical                   12% Hypothetical
                        Gross Investment Return             Gross Investment Return             Gross Investment Return
                        -----------------------             -----------------------             ------------------------
           Premiums
          Paid Plus                 Cash                               Cash                                   Cash
  Policy   Interest      Cash       Surr        Death       Cash       Surr        Death         Cash         Surr         Death
    Year    at 5%       Value       Value      Benefit      Value      Value       Benefit       Value        Value       Benefit
    ----    -----       -----       -----      -------      -----      -----       -------       -----        -----       -------
       1     1260        583          0        50,583        632         0         50,632         682           0         50,682
       2    2,583       1,174        481       51,174       1,311       618        51,311        1,454         761        51,454
       3    3,972       1,734       1,110      51,734       1,996      1,372       51,996        2,281        1,657       52,281
       4    5,431       2,277       1,722      52,277       2,702      2,147       52,702        3,184        2,629       53,184
       5    6,962       2,803       2,318      52,803       3,430      2,945       53,430        4,171        3,686       54,171
       6    8,570       3,313       2,897      53,313       4,182      3,766       54,182        5,251        4,835       55,251
       7    10,259      3,806       3,459      53,806       4,958      4,611       54,958        6,433        6,087       56,433
       8    12,032      4,282       4,005      54,282       5,758      5,481       55,758        7,728        7,451       57,728
       9    13,893      4,743       4,535      54,743       6,585      6,377       56,585        9,147        8,939       59,147
      10    15,848      5,187       5,187      55,187       7,439      7,439       57,439       10,703       10,703       60,703
      11    17,901      5,615       5,615      55,615       8,320      8,320       58,320       12,409       12,409       62,409
      12    20,056      5,928       5,928      55,928       9,128      9,128       59,128       14,176       14,176       64,176
      13    22,318      6,138       6,138      56,138       9,872      9,872       59,872       16,021       16,021       66,021
      14    24,694      6,259       6,259      56,259      10,558     10,558       60,558       17,965       17,965       67,965
      15    27,189      6,282       6,282      56,282      11,176     11,176       61,176       20,008       20,008       70,008
      16    29,808      6,149       6,149      56,149      11,661     11,661       61,661       22,098       22,098       72,098
      17    32,559      5,865       5,865      55,865      12,010     12,010       62,010       24,240       24,240       74,240
      18    35,447      5,415       5,415      55,415      12,198     12,198       62,198       26,425       26,425       76,425
      19    38,479      4,802       4,802      54,802      12,219     12,219       62,219       28,663       28,663       78,663
      20    41,663      4,038       4,038      54,038      12,076     12,076       62,076       30,968       30,968       80,968
      21    45,006      3,097       3,097      53,097      11,732     11,732       61,732       33,320       33,320       83,320
      22    48,517      1,960       1,960      51,960      11,157     11,157       61,157       35,698       35,698       85,698
      23    52,202       607         607       50,607      10,315     10,315       60,315       38,082       38,082       88,082
      24    56,073       (*)         (*)         (*)        9,169      9,169       59,169       40,445       40,445       90,445
      25    60,136       (*)         (*)         (*)        7,680      7,680       57,680       42,758       42,758       92,758
      26    64,403       (*)         (*)         (*)        5,820      5,820       55,820       45,003       45,003       95,003
      27    68,883       (*)         (*)         (*)        3,549      3,549       53,549       47,149       47,149       97,149
      28    73,587       (*)         (*)         (*)         827        827        50,827       49,161       49,161       99,161
      29    78,527       (*)         (*)         (*)         (*)        (*)         (*)         50,992       50,992       100,992
      30    83,713       (*)         (*)         (*)         (*)        (*)         (*)         52,579       52,579       102,579


--------------------------------

(1)    NO POLICY LOANS AND NO PARTIAL WITHDRAWALS HAVE BEEN MADE.

(2) CURRENT VALUES REFLECT CURRENT COST OF INSURANCE CHARGES AND A MONTHLY $10.00 ADMINISTRATIVE EXPENSE CHARGE FOR THE FIRST POLICY YEAR AND $5 THEREAFTER. CURRENT VALUES REFLECT A 6% OF PREMIUM CHARGE ON ALL PREMIUMS UP TO THE BREAK POINT PREMIUM AND 4% ON PREMIUMS IN EXCESS OF BREAK POINT FOR ANY SINGLE POLICY YEAR.

(3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.

(*)     UNLESS ADDITIONAL PREMIUM IS PAID, THE POLICY WILL LAPSE WITHOUT VALUE.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS.. NO REPRESENTATION CAN BE MADE BY NATIONWIDE LIFE OR THE TRUST THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                             DEATH BENEFIT OPTION 1
                $1,500 ANNUAL PREMIUM: $100,000 SPECIFIED AMOUNT
                            MALE: NON-TOBACCO: AGE 45

                                 CURRENT VALUES

                          0% Hypothetical                       6% Hypothetical                   12% Hypothetical
                        Gross Investment Return             Gross Investment Return             Gross Investment Return
                        -----------------------             -----------------------             ------------------------
           Premiums
          Paid Plus                 Cash                               Cash                                   Cash
  Policy   Interest      Cash       Surr        Death       Cash       Surr        Death         Cash         Surr         Death
    Year    at 5%       Value       Value      Benefit      Value      Value       Benefit       Value        Value       Benefit
    ----    -----       -----       -----      -------      -----      -----       -------       -----        -----       -------
       1    1,575        931         34        100,000      1,000       103       100,000        1,069         172        100,000
       2    3,229       1,896        998       100,000      2,093      1,196      100,000        2,299        1,402       100,000
       3    4,965       2,832       2,024      100,000      3,221      2,414      100,000        3,644        2,836       100,000
       4    6,788       3,741       3,023      100,000      4,386      3,668      100,000        5,114        4,396       100,000
       5    8,703       4,621       3,993      100,000      5,588      4,960      100,000        6,724        6,096       100,000
       6    10,713      5,473       4,935      100,000      6,830      6,291      100,000        8,489        7,950       100,000
       7    12,824      6,297       5,848      100,000      8,112      7,663      100,000       10,424        9,975       100,000
       8    15,040      7,092       6,733      100,000      9,437      9,078      100,000       12,548       12,189       100,000
       9    17,367      7,857       7,588      100,000     10,805     10,536      100,000       14,883       14,614       100,000
      10    19,810      8,593       8,593      100,000     12,220     12,220      100,000       17,450       17,450       100,000
      11    22,376      9,299       9,299      100,000     13,682     13,682      100,000       20,276       20,276       100,000
      12    25,069      9,974       9,974      100,000     15,195     15,195      100,000       23,390       23,390       100,000
      13    27,898      10,618     10,618      100,000     16,759     16,759      100,000       26,825       26,825       100,000
      14    30,868      11,231     11,231      100,000     18,378     18,378      100,000       30,628       30,628       100,000
      15    33,986      11,771     11,771      100,000     20,016     20,016      100,000       34,810       34,810       100,000
      16    37,261      12,223     12,223      100,000     21,660     21,660      100,000       39,406       39,406       100,000
      17    40,699      12,579     12,579      100,000     23,307     23,307      100,000       44,468       44,468       100,000
      18    44,309      12,831     12,831      100,000     24,951     24,951      100,000       50,058       50,058       100,000
      19    48,099      12,984     12,984      100,000     26,604     26,604      100,000       56,251       56,251       100,000
      20    52,079      13,058     13,058      100,000     28,288     28,288      100,000       63,146       63,146       100,000
      21    56,258      13,004     13,004      100,000     29,967     29,967      100,000       70,821       70,821       100,000
      22    60,646      12,823     12,823      100,000     31,645     31,645      100,000       79,394       79,394       100,000
      23    65,253      12,498     12,498      100,000     33,315     33,315      100,000       88,984       88,984       105,001
      24    70,091      12,013     12,013      100,000     34,971     34,971      100,000       99,575       99,575       116,503
      25    75,170      11,349     11,349      100,000     36,605     36,605      100,000       111,244      111,244      129,044
      26    80,504      10,485     10,485      100,000     38,212     38,212      100,000       124,100      124,100      142,715
      27    86,104      9,401       9,401      100,000     39,784     39,784      100,000       138,299      138,299      156,278
      28    91,984      8,070       8,070      100,000     41,316     41,316      100,000       153,996      153,996      170,936
      29    98,158      6,459       6,459      100,000     42,797     42,797      100,000       171,366      171,366      186,789
      30   104,641      4,525       4,525      100,000     44,213     44,213      100,000       190,612      190,612      203,955

-------------------------------

(1)    NO POLICY LOANS AND NO PARTIAL WITHDRAWALS HAVE BEEN MADE.

(2) CURRENT VALUES REFLECT CURRENT COST OF INSURANCE CHARGES AND A MONTHLY $10.00 ADMINISTRATIVE EXPENSE CHARGE FOR THE FIRST POLICY YEAR AND $5 THEREAFTER. CURRENT VALUES REFLECT A 6% OF PREMIUM CHARGE ON ALL PREMIUMS UP TO THE BREAK POINT PREMIUM AND 4% ON PREMIUMS IN EXCESS OF BREAK POINT FOR ANY SINGLE POLICY YEAR.

(3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.

(*)    UNLESS ADDITIONAL PREMIUM IS PAID, THE POLICY WILL LAPSE WITHOUT VALUE.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS.. NO REPRESENTATION CAN BE MADE BY NATIONWIDE LIFE OR THE TRUST THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                             DEATH BENEFIT OPTION 2
                $1,500 ANNUAL PREMIUM: $100,000 SPECIFIED AMOUNT
                            MALE: NON-TOBACCO: AGE 45

                                 CURRENT VALUES

                          0% Hypothetical                       6% Hypothetical                   12% Hypothetical
                        Gross Investment Return             Gross Investment Return             Gross Investment Return
                        -----------------------             -----------------------             ------------------------
           Premiums
          Paid Plus                 Cash                               Cash                                   Cash
  Policy   Interest      Cash       Surr        Death       Cash       Surr        Death         Cash         Surr         Death
    Year    at 5%       Value       Value      Benefit      Value      Value       Benefit       Value        Value       Benefit
    ----    -----       -----       -----      -------      -----      -----       -------       -----        -----       -------
       1    1,575        927         30        100,927       996        98        100,996        1,065         167        101,065
       2    3,229       1,884        987       101,884      2,080      1,183      102,080        2,285        1,388       102,285
       3    4,965       2,809       2,001      102,809      3,195      2,387      103,195        3,613        2,806       103,613
       4    6,788       3,702       2,984      103,702      4,340      3,622      104,340        5,059        4,341       105,059
       5    8,703       4,563       3,935      104,563      5,516      4,887      105,516        6,635        6,006       106,635
       6    10,713      5,391       4,853      105,391      6,723      6,185      106,723        8,352        7,813       108,352
       7    12,824      6,186       5,737      106,186      7,962      7,514      107,962       10,224        9,775       110,224
       8    15,040      6,947       6,588      106,947      9,234      8,875      109,234       12,266       11,907       112,266
       9    17,367      7,673       7,404      107,673     10,538     10,268      110,538       14,495       14,226       114,495
      10    19,810      8,365       8,365      108,365     11,874     11,874      111,874       16,929       16,929       116,929
      11    22,376      9,021       9,021      109,021     13,244     13,244      113,244       19,587       19,587       119,587
      12    25,069      9,641       9,641      109,641     14,647     14,647      114,647       22,492       22,492       122,492
      13    27,898      10,224     10,224      110,224     16,083     16,083      116,083       25,667       25,667       125,667
      14    30,868      10,768     10,768      110,768     17,553     17,553      117,553       29,150       29,150       129,150
      15    33,986      11,229     11,229      111,229     19,009     19,009      119,009       32,922       32,922       132,922
      16    37,261      11,585     11,585      111,585     20,429     20,429      120,429       36,994       36,994       136,994
      17    40,699      11,831     11,831      111,831     21,804     21,804      121,804       41,387       41,387       141,387
      18    44,309      11,956     11,956      111,956     23,118     23,118      123,118       46,125       46,125       146,125
      19    48,099      11,967     11,967      111,967     24,374     24,374      124,374       51,248       51,248       151,248
      20    52,079      11,885     11,885      111,885     25,593     25,593      125,593       56,820       56,820       156,820
      21    56,258      11,659     11,659      111,659     26,720     26,720      126,720       62,831       62,831       162,831
      22    60,646      11,289     11,289      111,289     27,747     27,747      127,747       69,326       69,326       169,326
      23    65,253      10,760     10,760      110,760     28,653     28,653      128,653       76,339       76,339       176,339
      24    70,091      10,057     10,057      110,057     29,414     29,414      129,414       83,907       83,907       183,907
      25    75,170      9,163       9,163      109,163     30,003     30,003      130,003       92,068       92,068       192,068
      26    80,504      8,064       8,064      108,064     30,394     30,394      130,394       100,866      100,866      200,866
      27    86,104      6,744       6,744      106,744     30,559     30,559      130,559       110,351      110,351      210,351
      28    91,984      5,186       5,186      105,186     30,465     30,465      130,465       120,574      120,574      220,574
      29    98,158      3,370       3,370      103,370     30,076     30,076      130,076       131,587      131,587      231,587
      30   104,641      1,267       1,267      101,267     29,345     29,345      129,345       143,442      143,442      243,442

----------------------

(1)     NO POLICY LOANS AND NO PARTIAL WITHDRAWALS HAVE BEEN MADE.

(2) CURRENT VALUES REFLECT CURRENT COST OF INSURANCE CHARGES AND A MONTHLY $10.00 ADMINISTRATIVE EXPENSE CHARGE FOR THE FIRST POLICY YEAR AND $5 THEREAFTER. CURRENT VALUES REFLECT A 6% OF PREMIUM CHARGE ON ALL PREMIUMS UP TO THE BREAK POINT PREMIUM AND 4% ON PREMIUMS IN EXCESS OF BREAK POINT FOR ANY SINGLE POLICY YEAR.

(3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.

(*)     UNLESS ADDITIONAL PREMIUM IS PAID, THE POLICY WILL LAPSE WITHOUT VALUE.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS.. NO REPRESENTATION CAN BE MADE BY NATIONWIDE LIFE OR THE TRUST THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                             DEATH BENEFIT OPTION 1
                $2,500 ANNUAL PREMIUM: $100,000 SPECIFIED AMOUNT
                            MALE: NON-TOBACCO: AGE 55

                                 CURRENT VALUES

                          0% Hypothetical                       6% Hypothetical                   12% Hypothetical
                        Gross Investment Return             Gross Investment Return             Gross Investment Return
                        -----------------------             -----------------------             ------------------------
           Premiums
          Paid Plus                 Cash                               Cash                                   Cash
  Policy   Interest      Cash       Surr        Death       Cash       Surr        Death         Cash         Surr         Death
    Year    at 5%       Value       Value      Benefit      Value      Value       Benefit       Value        Value       Benefit
    ----    -----       -----       -----      -------      -----      -----       -------       -----        -----       -------
       1    2,625       1,404        242       100,000      1,514       352       100,000        1,625         462        100,000
       2    5,381       2,840       1,677      100,000      3,151      1,988      100,000        3,476        2,314       100,000
       3    8,275       4,247       3,201      100,000      4,855      3,809      100,000        5,516        4,470       100,000
       4    11,314      5,627       4,697      100,000      6,631      5,701      100,000        7,767        6,837       100,000
       5    14,505      6,979       6,165      100,000      8,482      7,668      100,000       10,252        9,438       100,000
       6    17,855      8,303       7,606      100,000     10,412      9,715      100,000       12,999       12,302       100,000
       7    21,373      9,601       9,020      100,000     12,428     11,846      100,000       16,039       15,457       100,000
       8    25,066      10,871     10,406      100,000     14,532     14,067      100,000       19,405       18,940       100,000
       9    28,945      12,115     11,767      100,000     16,732     16,383      100,000       23,136       22,788       100,000
      10    33,017      13,333     13,333      100,000     19,032     19,032      100,000       27,280       27,280       100,000
      11    37,293      14,524     14,524      100,000     21,439     21,439      100,000       31,894       31,894       100,000
      12    41,782      15,536     15,536      100,000     23,815     23,815      100,000       36,910       36,910       100,000
      13    46,497      16,390     16,390      100,000     26,187     26,187      100,000       42,412       42,412       100,000
      14    51,446      17,104     17,104      100,000     28,583     28,583      100,000       48,491       48,491       100,000
      15    56,644      17,666     17,666      100,000     30,998     30,998      100,000       55,232       55,232       100,000
      16    62,101      17,981     17,981      100,000     33,362     33,362      100,000       62,696       62,696       100,000
      17    67,831      18,049     18,049      100,000     35,685     35,685      100,000       71,023       71,023       100,000
      18    73,848      17,841     17,841      100,000     37,957     37,957      100,000       80,376       80,376       100,000
      19    80,165      17,351     17,351      100,000     40,191     40,191      100,000       90,964       90,964       100,000
      20    86,798      16,585     16,585      100,000     42,408     42,408      100,000       102,881      102,881      110,083
      21    93,763      15,487     15,487      100,000     44,591     44,591      100,000       116,096      116,096      121,901
      22   101,076      14,004     14,004      100,000     46,730     46,730      100,000       130,665      130,665      137,198
      23   108,755      12,069     12,069      100,000     48,814     48,814      100,000       146,720      146,720      154,056
      24   116,818      9,602       9,602      100,000     50,830     50,830      100,000       164,403      164,403      172,623
      25   125,284      6,511       6,511      100,000     52,768     52,768      100,000       183,868      183,868      193,061
      26   134,173      2,713       2,713      100,000     54,636     54,636      100,000       205,286      205,286      215,551
      27   143,506       (*)         (*)         (*)       56,426     56,426      100,000       228,841      228,841      240,283
      28   153,307       (*)         (*)         (*)       58,135     58,135      100,000       254,729      254,729      267,466
      29   163,597       (*)         (*)         (*)       59,748     59,748      100,000       283,201      283,201      297,362
      30   174,402       (*)         (*)         (*)       61,244     61,244      100,000       314,509      314,509      330,234

----------------------------------

(1)     NO POLICY LOANS AND NO PARTIAL WITHDRAWALS HAVE BEEN MADE.

(2) CURRENT VALUES REFLECT CURRENT COST OF INSURANCE CHARGES AND A MONTHLY $10.00 ADMINISTRATIVE EXPENSE CHARGE FOR THE FIRST POLICY YEAR AND $5 THEREAFTER. CURRENT VALUES REFLECT A 6% OF PREMIUM CHARGE ON ALL PREMIUMS UP TO THE BREAK POINT PREMIUM AND 4% ON PREMIUMS IN EXCESS OF BREAK POINT FOR ANY SINGLE POLICY YEAR.

(3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.

(*)     UNLESS ADDITIONAL PREMIUM IS PAID, THE POLICY WILL LAPSE WITHOUT VALUE.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS.. NO REPRESENTATION CAN BE MADE BY NATIONWIDE LIFE OR THE TRUST THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                             DEATH BENEFIT OPTION 2
                $2,500 ANNUAL PREMIUM: $100,000 SPECIFIED AMOUNT
                            MALE: NON-TOBACCO: AGE 55

                                 CURRENT VALUES

                          0% Hypothetical                       6% Hypothetical                   12% Hypothetical
                        Gross Investment Return             Gross Investment Return             Gross Investment Return
                        -----------------------             -----------------------             ------------------------
           Premiums
          Paid Plus                 Cash                               Cash                                   Cash
  Policy   Interest      Cash       Surr        Death       Cash       Surr        Death         Cash         Surr         Death
    Year    at 5%       Value       Value      Benefit      Value      Value       Benefit       Value        Value       Benefit
    ----    -----       -----       -----      -------      -----      -----       -------       -----        -----       -------
       1    2,625       1,389        226       101,389      1,498       335       101,498        1,607         445        101,607
       2    5,381       2,797       1,635      102,797      3,104      1,941      103,104        3,424        2,262       103,424
       3    8,275       4,165       3,119      104,165      4,760      3,714      104,760        5,408        4,361       105,408
       4    11,314      5,493       4,563      105,493      6,470      5,540      106,470        7,575        6,645       107,575
       5    14,505      6,780       5,966      106,780      8,233      7,420      108,233        9,944        9,131       109,944
       6    17,855      8,027       7,330      108,027     10,054      9,356      110,054       12,537       11,839       112,537
       7    21,373      9,234       8,653      109,234     11,932     11,351      111,932       15,374       14,792       115,374
       8    25,066      10,401      9,936      110,401     13,871     13,406      113,871       18,481       18,016       118,481
       9    28,945      11,529     11,180      111,529     15,872     15,523      115,872       21,885       21,536       121,885
      10    33,017      12,616     12,616      112,616     17,938     17,938      117,938       25,617       25,617       125,617
      11    37,293      13,664     13,664      113,664     20,071     20,071      120,071       29,721       29,721       129,721
      12    41,782      14,489     14,489      114,489     22,086     22,086      122,086       34,042       34,042       134,042
      13    46,497      15,114     15,114      115,114     23,996     23,996      123,996       38,625       38,625       138,625
      14    51,446      15,563     15,563      115,563     25,820     25,820      125,820       43,518       43,518       143,518
      15    56,644      15,818     15,818      115,818     27,539     27,539      127,539       48,735       48,735       148,735
      16    62,101      15,765     15,765      115,765     29,024     29,024      129,024       54,184       54,184       154,184
      17    67,831      15,409     15,409      115,409     30,265     30,265      130,265       59,889       59,889       159,889
      18    73,848      14,717     14,717      114,717     31,213     31,213      131,213       65,842       65,842       165,842
      19    80,165      13,696     13,696      113,696     31,855     31,855      131,855       72,067       72,067       172,067
      20    86,798      12,367     12,367      112,367     32,193     32,193      132,193       78,612       78,612       178,612
      21    93,763      10,680     10,680      110,680     32,156     32,156      132,156       85,453       85,453       185,453
      22   101,076      8,596       8,596      108,596     31,683     31,683      131,683       92,575       92,575       192,575
      23   108,755      6,071       6,071      106,071     30,699     30,699      130,699       99,955       99,955       199,955
      24   116,818      3,063       3,063      103,063     29,130     29,130      129,130       107,566      107,566      207,566
      25   125,284       (*)         (*)         (*)       26,892     26,892      126,892       115,376      115,376      215,376
      26   134,173       (*)         (*)         (*)       23,937     23,937      123,937       123,390      123,390      223,390
      27   143,506       (*)         (*)         (*)       20,187     20,187      120,187       131,580      131,580      231,580
      28   153,307       (*)         (*)         (*)       15,564     15,564      115,564       139,914      139,914      239,914
      29   163,597       (*)         (*)         (*)        9,963      9,963      109,963       148,339      148,339      248,339
      30   174,402       (*)         (*)         (*)        3,258      3,258      103,258       156,779      156,779      256,779

--------------------------

(1)     NO POLICY LOANS AND NO PARTIAL WITHDRAWALS HAVE BEEN MADE.

(2) CURRENT VALUES REFLECT CURRENT COST OF INSURANCE CHARGES AND A MONTHLY $10.00 ADMINISTRATIVE EXPENSE CHARGE FOR THE FIRST POLICY YEAR AND $5 THEREAFTER. CURRENT VALUES REFLECT A 6% OF PREMIUM CHARGE ON ALL PREMIUMS UP TO THE BREAK POINT PREMIUM AND 4% ON PREMIUMS IN EXCESS OF BREAK POINT FOR ANY SINGLE POLICY YEAR.

(3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.

(*)     UNLESS ADDITIONAL PREMIUM IS PAID, THE POLICY WILL LAPSE WITHOUT VALUE.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS.. NO REPRESENTATION CAN BE MADE BY NATIONWIDE LIFE OR THE TRUST THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                             DEATH BENEFIT OPTION 1
                  $750 ANNUAL PREMIUM: $50,000 SPECIFIED AMOUNT
                            MALE: NON-TOBACCO: AGE 45

                                GUARANTEED VALUES

                          0% Hypothetical                       6% Hypothetical                   12% Hypothetical
                        Gross Investment Return             Gross Investment Return             Gross Investment Return
                        -----------------------             -----------------------             ------------------------
           Premiums
          Paid Plus                 Cash                               Cash                                   Cash
  Policy   Interest      Cash       Surr        Death       Cash       Surr        Death         Cash         Surr         Death
    Year    at 5%       Value       Value      Benefit      Value      Value       Benefit       Value        Value       Benefit
    ----    -----       -----       -----      -------      -----      -----       -------       -----        -----       -------
       1     788         355          0        50,000        385         0         50,000         416           0         50,000
       2    1,614        718         144       50,000        802        229        50,000         891          317        50,000
       3    2,483       1,058        542       50,000       1,220       704        50,000        1,397         881        50,000
       4    3,394       1,374        915       50,000       1,637      1,178       50,000        1,936        1,477       50,000
       5    4,351       1,665       1,264      50,000       2,052      1,651       50,000        2,511        2,110       50,000
       6    5,357       1,928       1,584      50,000       2,463      2,118       50,000        3,123        2,779       50,000
       7    6,412       2,160       1,873      50,000       2,864      2,577       50,000        3,772        3,485       50,000
       8    7,520       2,356       2,127      50,000       3,253      3,023       50,000        4,460        4,231       50,000
       9    8,683       2,513       2,341      50,000       3,623      3,451       50,000        5,186        5,014       50,000
      10    9,905       2,626       2,626      50,000       3,971      3,971       50,000        5,952        5,952       50,000
      11    11,188      2,692       2,692      50,000       4,290      4,290       50,000        6,760        6,760       50,000
      12    12,535      2,705       2,705      50,000       4,575      4,575       50,000        7,610        7,610       50,000
      13    13,949      2,664       2,664      50,000       4,823      4,823       50,000        8,508        8,508       50,000
      14    15,434      2,562       2,562      50,000       5,025      5,025       50,000        9,455        9,455       50,000
      15    16,993      2,391       2,391      50,000       5,171      5,171       50,000       10,454       10,454       50,000
      16    18,630      2,142       2,142      50,000       5,252      5,252       50,000       11,506       11,506       50,000
      17    20,349      1,806       1,806      50,000       5,254      5,254       50,000       12,614       12,614       50,000
      18    22,154      1,367       1,367      50,000       5,159      5,159       50,000       13,779       13,779       50,000
      19    24,049       809         809       50,000       4,948      4,948       50,000       15,002       15,002       50,000
      20    26,039       115         115       50,000       4,599      4,599       50,000       16,287       16,287       50,000
      21    28,129       (*)         (*)         (*)        4,088      4,088       50,000       17,640       17,640       50,000
      22    30,323       (*)         (*)         (*)        3,387      3,387       50,000       19,071       19,071       50,000
      23    32,626       (*)         (*)         (*)        2,466      2,466       50,000       20,594       20,594       50,000
      24    35,045       (*)         (*)         (*)        1,284      1,284       50,000       22,222       22,222       50,000
      25    37,585       (*)         (*)         (*)         (*)        (*)         (*)         23,972       23,972       50,000
      26    40,252       (*)         (*)         (*)         (*)        (*)         (*)         25,865       25,865       50,000
      27    43,052       (*)         (*)         (*)         (*)        (*)         (*)         27,931       27,931       50,000
      28    45,992       (*)         (*)         (*)         (*)        (*)         (*)         30,202       30,202       50,000
      29    49,079       (*)         (*)         (*)         (*)        (*)         (*)         32,730       32,730       50,000
      30    52,321       (*)         (*)         (*)         (*)        (*)         (*)         35,587       35,587       50,000

----------------------------

(1)     NO POLICY LOANS AND NO PARTIAL WITHDRAWALS HAVE BEEN MADE.

(2) GUARANTEED VALUES REFLECT GUARANTEED COST OF INSURANCE CHARGES AND A MONTHLY $10 ADMINISTRATIVE EXPENSE CHARGE FOR THE FIRST POLICY YEAR AND $7.50 THEREAFTER. GUARANTEED VALUES REFLECT A 6% OF PREMIUM CHARGE ON ALL PREMIUMS.

(3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.

(*)     UNLESS ADDITIONAL PREMIUM IS PAID, THE POLICY WILL LAPSE WITHOUT VALUE.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS.. NO REPRESENTATION CAN BE MADE BY NATIONWIDE LIFE OR THE TRUST THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                             DEATH BENEFIT OPTION 2
                  $750 ANNUAL PREMIUM: $50,000 SPECIFIED AMOUNT
                            MALE: NON-TOBACCO: AGE 45

                                GUARANTEED VALUES

                          0% Hypothetical                       6% Hypothetical                   12% Hypothetical
                        Gross Investment Return             Gross Investment Return             Gross Investment Return
                        -----------------------             -----------------------             ------------------------

           Premiums
          Paid Plus                 Cash                               Cash                                   Cash
  Policy   Interest      Cash       Surr        Death       Cash       Surr        Death         Cash         Surr         Death
    Year    at 5%       Value       Value      Benefit      Value      Value       Benefit       Value        Value       Benefit
    ----    -----       -----       -----      -------      -----      -----       -------       -----        -----       -------
       1     788         352          0        50,352        383         0         50,383         414           0         50,414
       2    1,614        711         137       50,711        795        221        50,795         883          309        50,883
       3    2,483       1,045        529       51,045       1,205       689        51,205        1,380         863        51,380
       4    3,394       1,353        894       51,353       1,611      1,152       51,611        1,905        1,446       51,905
       5    4,351       1,632       1,231      51,632       2,011      1,610       52,011        2,460        2,058       52,460
       6    5,357       1,881       1,537      51,881       2,402      2,057       52,402        3,044        2,700       53,044
       7    6,412       2,096       1,809      52,096       2,778      2,491       52,778        3,656        3,369       53,656
       8    7,520       2,273       2,043      52,273       3,135      2,905       53,135        4,294        4,065       54,294
       9    8,683       2,406       2,234      52,406       3,466      3,293       53,466        4,955        4,783       54,955
      10    9,905       2,493       2,493      52,493       3,764      3,764       53,764        5,636        5,636       55,636
      11    11,188      2,528       2,528      52,528       4,025      4,025       54,025        6,335        6,335       56,335
      12    12,535      2,508       2,508      52,508       4,241      4,241       54,241        7,048        7,048       57,048
      13    13,949      2,430       2,430      52,430       4,406      4,406       54,406        7,772        7,772       57,772
      14    15,434      2,289       2,289      52,289       4,512      4,512       54,512        8,503        8,503       58,503
      15    16,993      2,077       2,077      52,077       4,547      4,547       54,547        9,232        9,232       59,232
      16    18,630      1,787       1,787      51,787       4,500      4,500       54,500        9,950        9,950       59,950
      17    20,349      1,411       1,411      51,411       4,358      4,358       54,358       10,646       10,646       60,646
      18    22,154       936         936       50,936       4,102      4,102       54,102       11,302       11,302       61,302
      19    24,049       349         349       50,349       3,712      3,712       53,712       11,901       11,901       61,901
      20    26,039       (*)         (*)         (*)        3,168      3,168       53,168       12,421       12,421       62,421
      21    28,129       (*)         (*)         (*)        2,451      2,451       52,451       12,840       12,840       62,840
      22    30,323       (*)         (*)         (*)        1,539      1,539       51,539       13,136       13,136       63,136
      23    32,626       (*)         (*)         (*)         413        413        50,413       13,282       13,282       63,282
      24    35,045       (*)         (*)         (*)         (*)        (*)         (*)         13,247       13,247       63,247
      25    37,585       (*)         (*)         (*)         (*)        (*)         (*)         12,991       12,991       62,991
      26    40,252       (*)         (*)         (*)         (*)        (*)         (*)         12,461       12,461       62,461
      27    43,052       (*)         (*)         (*)         (*)        (*)         (*)         11,591       11,591       61,591
      28    45,992       (*)         (*)         (*)         (*)        (*)         (*)         10,302       10,302       60,302
      29    49,079       (*)         (*)         (*)         (*)        (*)         (*)          8,505        8,505       58,505
      30    52,321       (*)         (*)         (*)         (*)        (*)         (*)          6,106        6,106       56,106

---------------------------

(1)     NO POLICY LOANS AND NO PARTIAL WITHDRAWALS HAVE BEEN MADE.

(2) GUARANTEED VALUES REFLECT GUARANTEED COST OF INSURANCE CHARGES AND A MONTHLY $10 ADMINISTRATIVE EXPENSE CHARGE FOR THE FIRST POLICY YEAR AND $7.50 THEREAFTER. GUARANTEED VALUES REFLECT A 6% OF PREMIUM CHARGE ON ALL PREMIUMS.

(3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.

(*)     UNLESS ADDITIONAL PREMIUM IS PAID, THE POLICY WILL LAPSE WITHOUT VALUE.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS.. NO REPRESENTATION CAN BE MADE BY NATIONWIDE LIFE OR THE TRUST THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                             DEATH BENEFIT OPTION 1
                 $1,200 ANNUAL PREMIUM: $50,000 SPECIFIED AMOUNT
                            MALE: NON-TOBACCO: AGE 55

                                GUARANTEED VALUES

                          0% Hypothetical                       6% Hypothetical                   12% Hypothetical
                        Gross Investment Return             Gross Investment Return             Gross Investment Return
                        -----------------------             -----------------------             ------------------------

           Premiums
          Paid Plus                 Cash                               Cash                                   Cash
  Policy   Interest      Cash       Surr        Death       Cash       Surr        Death         Cash         Surr         Death
    Year    at 5%       Value       Value      Benefit      Value      Value       Benefit       Value        Value       Benefit
    ----    -----       -----       -----      -------      -----      -----       -------       -----        -----       -------
       1     1260        468          0        50,000        514         0         50,000         561           0         50,000
       2    2,583        910         217       50,000       1,032       339        50,000        1,161         468        50,000
       3    3,972       1,294        671       50,000       1,522       898        50,000        1,772        1,148       50,000
       4    5,431       1,616       1,061      50,000       1,976      1,422       50,000        2,389        1,835       50,000
       5    6,962       1,867       1,382      50,000       2,386      1,901       50,000        3,008        2,523       50,000
       6    8,570       2,041       1,625      50,000       2,742      2,326       50,000        3,621        3,205       50,000
       7    10,259      2,129       1,783      50,000       3,032      2,686       50,000        4,220        3,874       50,000
       8    12,032      2,118       1,841      50,000       3,240      2,963       50,000        4,794        4,517       50,000
       9    13,893      1,993       1,785      50,000       3,349      3,141       50,000        5,328        5,120       50,000
      10    15,848      1,741       1,741      50,000       3,338      3,338       50,000        5,807        5,807       50,000
      11    17,901      1,345       1,345      50,000       3,186      3,186       50,000        6,214        6,214       50,000
      12    20,056       789         789       50,000       2,871      2,871       50,000        6,530        6,530       50,000
      13    22,318        56         56        50,000       2,365      2,365       50,000        6,735        6,735       50,000
      14    24,694       (*)         (*)         (*)        1,634      1,634       50,000        6,799        6,799       50,000
      15    27,189       (*)         (*)         (*)         633        633        50,000        6,683        6,683       50,000
      16    29,808       (*)         (*)         (*)         (*)        (*)         (*)          6,333        6,333       50,000
      17    32,559       (*)         (*)         (*)         (*)        (*)         (*)          5,675        5,675       50,000
      18    35,447       (*)         (*)         (*)         (*)        (*)         (*)          4,611        4,611       50,000
      19    38,479       (*)         (*)         (*)         (*)        (*)         (*)          3,014        3,014       50,000
      20    41,663       (*)         (*)         (*)         (*)        (*)         (*)           724          724        50,000
      21    45,006       (*)         (*)         (*)         (*)        (*)         (*)           (*)          (*)          (*)
      22    48,517       (*)         (*)         (*)         (*)        (*)         (*)           (*)          (*)          (*)
      23    52,202       (*)         (*)         (*)         (*)        (*)         (*)           (*)          (*)          (*)
      24    56,073       (*)         (*)         (*)         (*)        (*)         (*)           (*)          (*)          (*)
      25    60,136       (*)         (*)         (*)         (*)        (*)         (*)           (*)          (*)          (*)
      26    64,403       (*)         (*)         (*)         (*)        (*)         (*)           (*)          (*)          (*)
      27    68,883       (*)         (*)         (*)         (*)        (*)         (*)           (*)          (*)          (*)
      28    73,587       (*)         (*)         (*)         (*)        (*)         (*)           (*)          (*)          (*)
      29    78,527       (*)         (*)         (*)         (*)        (*)         (*)           (*)          (*)          (*)
      30    83,713       (*)         (*)         (*)         (*)        (*)         (*)           (*)          (*)          (*)

------------------------------

(1)     NO POLICY LOANS AND NO PARTIAL WITHDRAWALS HAVE BEEN MADE.

(2) GUARANTEED VALUES REFLECT GUARANTEED COST OF INSURANCE CHARGES AND A MONTHLY $10 ADMINISTRATIVE EXPENSE CHARGE FOR THE FIRST POLICY YEAR AND $7.50 THEREAFTER. GUARANTEED VALUES REFLECT A 6% OF PREMIUM CHARGE ON ALL PREMIUMS.

(3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.

(*)     UNLESS ADDITIONAL PREMIUM IS PAID, THE POLICY WILL LAPSE WITHOUT VALUE.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS.. NO REPRESENTATION CAN BE MADE BY NATIONWIDE LIFE OR THE TRUST THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                             DEATH BENEFIT OPTION 2
                 $1,200 ANNUAL PREMIUM: $50,000 SPECIFIED AMOUNT
                            MALE: NON-TOBACCO: AGE 55

                                GUARANTEED VALUES

                          0% Hypothetical                       6% Hypothetical                   12% Hypothetical
                        Gross Investment Return             Gross Investment Return             Gross Investment Return
                        -----------------------             -----------------------             ------------------------

           Premiums
          Paid Plus                 Cash                                Cash                                  Cash
  Policy   Interest      Cash       Surr        Death        Cash       Surr       Death         Cash         Surr         Death
    Year    at 5%       Value       Value      Benefit       Value     Value       Benefit       Value        Value       Benefit
    ----    -----       -----       -----      -------       -----     -----       -------       -----        -----       -------
       1     1260        459          0        50,459        505         0         50,505         551           0         50,551
       2    2,583        886         193       50,886       1,006       313        51,006        1,132         439        51,132
       3    3,972       1,249        626       51,249       1,470       846        51,470        1,712        1,088       51,712
       4    5,431       1,542        988       51,542       1,888      1,333       51,888        2,283        1,728       52,283
       5    6,962       1,758       1,273      51,758       2,248      1,763       52,248        2,835        2,350       52,835
       6    8,570       1,890       1,474      51,890       2,542      2,126       52,542        3,359        2,943       53,359
       7    10,259      1,929       1,582      51,929       2,755      2,408       52,755        3,840        3,493       53,840
       8    12,032      1,863       1,586      51,863       2,869      2,592       52,869        4,260        3,982       54,260
       9    13,893      1,679       1,472      51,679       2,866      2,658       52,866        4,597        4,389       54,597
      10    15,848      1,367       1,367      51,367       2,727      2,727       52,727        4,828        4,828       54,828
      11    17,901       913         913       50,913       2,431      2,431       52,431        4,929        4,929       54,929
      12    20,056       310         310       50,310       1,961      1,961       51,961        4,874        4,874       54,874
      13    22,318       (*)         (*)         (*)        1,295      1,295       51,295        4,633        4,633       54,633
      14    24,694       (*)         (*)         (*)         409        409        50,409        4,170        4,170       54,170
      15    27,189       (*)         (*)         (*)         (*)        (*)         (*)          3,442        3,442       53,442
      16    29,808       (*)         (*)         (*)         (*)        (*)         (*)          2,392        2,392       52,392
      17    32,559       (*)         (*)         (*)         (*)        (*)         (*)           948          948        50,948
      18    35,447       (*)         (*)         (*)         (*)        (*)         (*)           (*)          (*)          (*)
      19    38,479       (*)         (*)         (*)         (*)        (*)         (*)           (*)          (*)          (*)
      20    41,663       (*)         (*)         (*)         (*)        (*)         (*)           (*)          (*)          (*)
      21    45,006       (*)         (*)         (*)         (*)        (*)         (*)           (*)          (*)          (*)
      22    48,517       (*)         (*)         (*)         (*)        (*)         (*)           (*)          (*)          (*)
      23    52,202       (*)         (*)         (*)         (*)        (*)         (*)           (*)          (*)          (*)
      24    56,073       (*)         (*)         (*)         (*)        (*)         (*)           (*)          (*)          (*)
      25    60,136       (*)         (*)         (*)         (*)        (*)         (*)           (*)          (*)          (*)
      26    64,403       (*)         (*)         (*)         (*)        (*)         (*)           (*)          (*)          (*)
      27    68,883       (*)         (*)         (*)         (*)        (*)         (*)           (*)          (*)          (*)
      28    73,587       (*)         (*)         (*)         (*)        (*)         (*)           (*)          (*)          (*)
      29    78,527       (*)         (*)         (*)         (*)        (*)         (*)           (*)          (*)          (*)
      30    83,713       (*)         (*)         (*)         (*)        (*)         (*)           (*)          (*)          (*)

-------------------------------

(1)     NO POLICY LOANS AND NO PARTIAL WITHDRAWALS HAVE BEEN MADE.

(2) GUARANTEED VALUES REFLECT GUARANTEED COST OF INSURANCE CHARGES AND A MONTHLY $10 ADMINISTRATIVE EXPENSE CHARGE FOR THE FIRST POLICY YEAR AND $7.50 THEREAFTER. GUARANTEED VALUES REFLECT A 6% OF PREMIUM CHARGE ON ALL PREMIUMS.

(3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.

(*)     UNLESS ADDITIONAL PREMIUM IS PAID, THE POLICY WILL LAPSE WITHOUT VALUE.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS.. NO REPRESENTATION CAN BE MADE BY NATIONWIDE LIFE OR THE TRUST THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                             DEATH BENEFIT OPTION 1
                $1,500 ANNUAL PREMIUM: $100,000 SPECIFIED AMOUNT
                            MALE: NON-TOBACCO: AGE 45

                                GUARANTEED VALUES

                          0% Hypothetical                       6% Hypothetical                   12% Hypothetical
                        Gross Investment Return             Gross Investment Return             Gross Investment Return
                        -----------------------             -----------------------             ------------------------

           Premiums
          Paid Plus                 Cash                               Cash                                   Cash
  Policy   Interest      Cash       Surr        Death       Cash       Surr        Death         Cash         Surr         Death
    Year    at 5%       Value       Value      Benefit      Value      Value       Benefit       Value        Value       Benefit
    ----    -----       -----       -----      -------      -----      -----       -------       -----        -----       -------
       1    1,575        931         34        100,000      1,000       102       100,000        1,069         171        100,000
       2    3,229       1,854        956       100,000      2,050      1,153      100,000        2,255        1,357       100,000
       3    4,965       2,738       1,930      100,000      3,121      2,313      100,000        3,538        2,730       100,000
       4    6,788       3,580       2,862      100,000      4,212      3,494      100,000        4,926        4,208       100,000
       5    8,703       4,379       3,751      100,000      5,320      4,692      100,000        6,428        5,800       100,000
       6    10,713      5,132       4,593      100,000      6,444      5,906      100,000        8,054        7,515       100,000
       7    12,824      5,833       5,384      100,000      7,579      7,130      100,000        9,812        9,363       100,000
       8    15,040      6,477       6,118      100,000      8,720      8,361      100,000       11,711       11,352       100,000
       9    17,367      7,058       6,789      100,000      9,861      9,592      100,000       13,763       13,493       100,000
      10    19,810      7,571       7,571      100,000     10,997     10,997      100,000       15,979       15,979       100,000
      11    22,376      8,009       8,009      100,000     12,123     12,123      100,000       18,376       18,376       100,000
      12    25,069      8,368       8,368      100,000     13,233     13,233      100,000       20,971       20,971       100,000
      13    27,898      8,643       8,643      100,000     14,323     14,323      100,000       23,788       23,788       100,000
      14    30,868      8,827       8,827      100,000     15,387     15,387      100,000       26,851       26,851       100,000
      15    33,986      8,908       8,908      100,000     16,413     16,413      100,000       30,193       30,193       100,000
      16    37,261      8,877       8,877      100,000     17,392     17,392      100,000       33,848       33,848       100,000
      17    40,699      8,719       8,719      100,000     18,310     18,310      100,000       37,852       37,852       100,000
      18    44,309      8,416       8,416      100,000     19,149     19,149      100,000       42,247       42,247       100,000
      19    48,099      7,945       7,945      100,000     19,889     19,889      100,000       47,085       47,085       100,000
      20    52,079      7,286       7,286      100,000     20,510     20,510      100,000       52,429       52,429       100,000
      21    56,258      6,417       6,417      100,000     20,991     20,991      100,000       58,359       58,359       100,000
      22    60,646      5,315       5,315      100,000     21,308     21,308      100,000       64,972       64,972       100,000
      23    65,253      3,955       3,955      100,000     21,437     21,437      100,000       72,388       72,388       100,000
      24    70,091      2,304       2,304      100,000     21,348     21,348      100,000       80,754       80,754       100,000
      25    75,170       317         317       100,000     20,996     20,996      100,000       90,218       90,218       104,653
      26    80,504       (*)         (*)         (*)       20,324     20,324      100,000       100,668      100,668      115,769
      27    86,104       (*)         (*)         (*)       19,257     19,257      100,000       112,193      112,193      126,778
      28    91,984       (*)         (*)         (*)       17,696     17,696      100,000       124,916      124,916      138,657
      29    98,158       (*)         (*)         (*)       15,524     15,524      100,000       138,987      138,987      151,495
      30   104,641       (*)         (*)         (*)       12,605     12,605      100,000       154,580      154,580      165,401

-------------------------------

(1)     NO POLICY LOANS AND NO PARTIAL WITHDRAWALS HAVE BEEN MADE.

(2) GUARANTEED VALUES REFLECT GUARANTEED COST OF INSURANCE CHARGES AND A MONTHLY $10 ADMINISTRATIVE EXPENSE CHARGE FOR THE FIRST POLICY YEAR AND $7.50 THEREAFTER. GUARANTEED VALUES REFLECT A 6% OF PREMIUM CHARGE ON ALL PREMIUMS.

(3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.

(*)     UNLESS ADDITIONAL PREMIUM IS PAID, THE POLICY WILL LAPSE WITHOUT VALUE.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS.. NO REPRESENTATION CAN BE MADE BY NATIONWIDE LIFE OR THE TRUST THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                             DEATH BENEFIT OPTION 2
                $1,500 ANNUAL PREMIUM: $100,000 SPECIFIED AMOUNT
                            MALE: NON-TOBACCO: AGE 45

                                GUARANTEED VALUES

                          0% Hypothetical                       6% Hypothetical                   12% Hypothetical
                        Gross Investment Return             Gross Investment Return             Gross Investment Return
                        -----------------------             -----------------------             ------------------------

           Premiums
          Paid Plus                 Cash                               Cash                                   Cash
  Policy   Interest      Cash       Surr        Death       Cash       Surr        Death         Cash         Surr         Death
    Year    at 5%       Value       Value      Benefit      Value      Value       Benefit       Value        Value       Benefit
    ----    -----       -----       -----      -------      -----      -----       -------       -----        -----       -------
       1    1,575        927         29        100,927       995        98        100,995        1,064         167        101,064
       2    3,229       1,842        945       101,842      2,037      1,140      102,037        2,241        1,343       102,241
       3    4,965       2,714       1,906      102,714      3,094      2,286      103,094        3,507        2,699       103,507
       4    6,788       3,540       2,822      103,540      4,164      3,446      104,164        4,869        4,151       104,869
       5    8,703       4,318       3,689      104,318      5,244      4,615      105,244        6,334        5,705       106,334
       6    10,713      5,043       4,504      105,043      6,329      5,791      106,329        7,906        7,368       107,906
       7    12,824      5,711       5,262      105,711      7,415      6,966      107,415        9,592        9,143       109,592
       8    15,040      6,315       5,956      106,315      8,492      8,133      108,492       11,394       11,035       111,394
       9    17,367      6,848       6,578      106,848      9,554      9,285      109,554       13,317       13,048       113,317
      10    19,810      7,304       7,304      107,304     10,592     10,592      110,592       15,365       15,365       115,365
      11    22,376      7,676       7,676      107,676     11,596     11,596      111,596       17,544       17,544       117,544
      12    25,069      7,959       7,959      107,959     12,557     12,557      112,557       19,858       19,858       119,858
      13    27,898      8,149       8,149      108,149     13,470     13,470      113,470       22,316       22,316       122,316
      14    30,868      8,237       8,237      108,237     14,320     14,320      114,320       24,924       24,924       124,924
      15    33,986      8,212       8,212      108,212     15,093     15,093      115,093       27,688       27,688       127,688
      16    37,261      8,063       8,063      108,063     15,772     15,772      115,772       30,615       30,615       130,615
      17    40,699      7,777       7,777      107,777     16,337     16,337      116,337       33,706       33,706       133,706
      18    44,309      7,335       7,335      107,335     16,763     16,763      116,763       36,957       36,957       136,957
      19    48,099      6,719       6,719      106,719     17,020     17,020      117,020       40,361       40,361       140,361
      20    52,079      5,910       5,910      105,910     17,080     17,080      117,080       43,913       43,913       143,913
      21    56,258      4,891       4,891      104,891     16,913     16,913      116,913       47,608       47,608       147,608
      22    60,646      3,647       3,647      103,647     16,492     16,492      116,492       51,441       51,441       151,441
      23    65,253      2,163       2,163      102,163     15,785     15,785      115,785       55,408       55,408       155,408
      24    70,091       419         419       100,419     14,756     14,756      114,756       59,499       59,499       159,499
      25    75,170       (*)         (*)         (*)       13,359     13,359      113,359       63,693       63,693       163,693
      26    80,504       (*)         (*)         (*)       11,535     11,535      111,535       67,956       67,956       167,956
      27    86,104       (*)         (*)         (*)        9,210      9,210      109,210       72,242       72,242       172,242
      28    91,984       (*)         (*)         (*)        6,296      6,296      106,296       76,483       76,483       176,483
      29    98,158       (*)         (*)         (*)        2,700      2,700      102,700       80,607       80,607       180,607
      30   104,641       (*)         (*)         (*)         (*)        (*)         (*)         84,540       84,540       184,540

-----------------------------

(1)     NO POLICY LOANS AND NO PARTIAL WITHDRAWALS HAVE BEEN MADE.

(2) GUARANTEED VALUES REFLECT GUARANTEED COST OF INSURANCE CHARGES AND A MONTHLY $10 ADMINISTRATIVE EXPENSE CHARGE FOR THE FIRST POLICY YEAR AND $7.50 THEREAFTER. GUARANTEED VALUES REFLECT A 6% OF PREMIUM CHARGE ON ALL PREMIUMS.

(3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.

(*)     UNLESS ADDITIONAL PREMIUM IS PAID, THE POLICY WILL LAPSE WITHOUT VALUE.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS.. NO REPRESENTATION CAN BE MADE BY NATIONWIDE LIFE OR THE TRUST THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                             DEATH BENEFIT OPTION 1
                $2,500 ANNUAL PREMIUM: $100,000 SPECIFIED AMOUNT
                            MALE: NON-TOBACCO: AGE 55

                                GUARANTEED VALUES

                          0% Hypothetical                       6% Hypothetical                   12% Hypothetical
                        Gross Investment Return             Gross Investment Return             Gross Investment Return
                        -----------------------             -----------------------             ------------------------

           Premiums
          Paid Plus                 Cash                               Cash                                   Cash
  Policy   Interest      Cash       Surr        Death       Cash       Surr        Death         Cash         Surr         Death
    Year    at 5%       Value       Value      Benefit      Value      Value       Benefit       Value        Value       Benefit
    ----    -----       -----       -----      -------      -----      -----       -------       -----        -----       -------
       1    2,625       1,393        230       100,000      1,502       340       100,000        1,613         450        100,000
       2    5,381       2,724       1,562      100,000      3,031      1,869      100,000        3,352        2,190       100,000
       3    8,275       3,963       2,917      100,000      4,555      3,508      100,000        5,199        4,153       100,000
       4    11,314      5,101       4,171      100,000      6,065      5,135      100,000        7,160        6,230       100,000
       5    14,505      6,131       5,317      100,000      7,554      6,740      100,000        9,239        8,425       100,000
       6    17,855      7,043       6,345      100,000      9,011      8,313      100,000       11,443       10,745       100,000
       7    21,373      7,825       7,244      100,000     10,424      9,843      100,000       13,779       13,198       100,000
       8    25,066      8,461       7,996      100,000     11,776     11,311      100,000       16,252       15,787       100,000
       9    28,945      8,934       8,585      100,000     13,048     12,699      100,000       18,867       18,518       100,000
      10    33,017      9,225       9,225      100,000     14,221     14,221      100,000       21,635       21,635       100,000
      11    37,293      9,318       9,318      100,000     15,278     15,278      100,000       24,571       24,571       100,000
      12    41,782      9,194       9,194      100,000     16,198     16,198      100,000       27,704       27,704       100,000
      13    46,497      8,835       8,835      100,000     16,962     16,962      100,000       31,065       31,065       100,000
      14    51,446      8,214       8,214      100,000     17,542     17,542      100,000       34,688       34,688       100,000
      15    56,644      7,295       7,295      100,000     17,901     17,901      100,000       38,610       38,610       100,000
      16    62,101      6,028       6,028      100,000     17,989     17,989      100,000       42,875       42,875       100,000
      17    67,831      4,346       4,346      100,000     17,739     17,739      100,000       47,535       47,535       100,000
      18    73,848      2,162       2,162      100,000     17,065     17,065      100,000       52,659       52,659       100,000
      19    80,165       (*)         (*)         (*)       15,863     15,863      100,000       58,342       58,342       100,000
      20    86,798       (*)         (*)         (*)       14,020     14,020      100,000       64,718       64,718       100,000
      21    93,763       (*)         (*)         (*)       11,403     11,403      100,000       71,975       71,975       100,000
      22   101,076       (*)         (*)         (*)        7,853      7,853      100,000       80,362       80,362       100,000
      23   108,755       (*)         (*)         (*)        3,173      3,173      100,000       90,209       90,209       100,000
      24   116,818       (*)         (*)         (*)         (*)        (*)         (*)         101,771      101,771      106,860
      25   125,284       (*)         (*)         (*)         (*)        (*)         (*)         114,520      114,520      120,246
      26   134,173       (*)         (*)         (*)         (*)        (*)         (*)         128,503      128,503      134,928
      27   143,506       (*)         (*)         (*)         (*)        (*)         (*)         143,825      143,825      151,016
      28   153,307       (*)         (*)         (*)         (*)        (*)         (*)         160,592      160,592      168,621
      29   163,597       (*)         (*)         (*)         (*)        (*)         (*)         178,913      178,913      187,859
      30   174,402       (*)         (*)         (*)         (*)        (*)         (*)         198,906      198,906      208,851

-----------------------------------

(1)     NO POLICY LOANS AND NO PARTIAL WITHDRAWALS HAVE BEEN MADE.

(2) GUARANTEED VALUES REFLECT GUARANTEED COST OF INSURANCE CHARGES AND A MONTHLY $10 ADMINISTRATIVE EXPENSE CHARGE FOR THE FIRST POLICY YEAR AND $7.50 THEREAFTER. GUARANTEED VALUES REFLECT A 6% OF PREMIUM CHARGE ON ALL PREMIUMS.

(3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.

(*)     UNLESS ADDITIONAL PREMIUM IS PAID, THE POLICY WILL LAPSE WITHOUT VALUE.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS.. NO REPRESENTATION CAN BE MADE BY NATIONWIDE LIFE OR THE TRUST THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                             DEATH BENEFIT OPTION 2
                $2,500 ANNUAL PREMIUM: $100,000 SPECIFIED AMOUNT
                            MALE: NON-TOBACCO: AGE 55

                                GUARANTEED VALUES

                          0% Hypothetical                       6% Hypothetical                   12% Hypothetical
                        Gross Investment Return             Gross Investment Return             Gross Investment Return
                        -----------------------             -----------------------             ------------------------

           Premiums
          Paid Plus                 Cash                               Cash                                   Cash
  Policy   Interest      Cash       Surr        Death       Cash       Surr        Death         Cash         Surr         Death
    Year    at 5%       Value       Value      Benefit      Value      Value       Benefit       Value        Value       Benefit
    ----    -----       -----       -----      -------      -----      -----       -------       -----        -----       -------
       1    2,625       1,377        215       101,377      1,486       323       101,486        1,595         433        101,595
       2    5,381       2,680       1,517      102,680      2,982      1,819      102,982        3,298        2,135       103,298
       3    8,275       3,874       2,827      103,874      4,452      3,405      104,452        5,081        4,035       105,081
       4    11,314      4,951       4,021      104,951      5,884      4,954      105,884        6,944        6,014       106,944
       5    14,505      5,901       5,087      105,901      7,265      6,452      107,265        8,880        8,067       108,880
       6    17,855      6,712       6,014      106,712      8,579      7,882      108,579       10,885       10,187       110,885
       7    21,373      7,372       6,791      107,372      9,808      9,227      109,808       12,949       12,368       112,949
       8    25,066      7,863       7,398      107,863     10,926     10,461      110,926       15,056       14,591       115,056
       9    28,945      8,165       7,816      108,165     11,906     11,557      111,906       17,188       16,839       117,188
      10    33,017      8,260       8,260      108,260     12,721     12,721      112,721       19,326       19,326       119,326
      11    37,293      8,132       8,132      108,132     13,344     13,344      113,344       21,449       21,449       121,449
      12    41,782      7,766       7,766      107,766     13,745     13,745      113,745       23,535       23,535       123,535
      13    46,497      7,147       7,147      107,147     13,899     13,899      113,899       25,565       25,565       125,565
      14    51,446      6,256       6,256      106,256     13,768     13,768      113,768       27,512       27,512       127,512
      15    56,644      5,065       5,065      105,065     13,309     13,309      113,309       29,334       29,334       129,334
      16    62,101      3,538       3,538      103,538     12,464     12,464      112,464       30,972       30,972       130,972
      17    67,831      1,626       1,626      101,626     11,162     11,162      111,162       32,352       32,352       132,352
      18    73,848       (*)         (*)         (*)        9,316      9,316      109,316       33,377       33,377       133,377
      19    80,165       (*)         (*)         (*)        6,835      6,835      106,835       33,942       33,942       133,942
      20    86,798       (*)         (*)         (*)        3,634      3,634      103,634       33,937       33,937       133,937
      21    93,763       (*)         (*)         (*)         (*)        (*)         (*)         33,254       33,254       133,254
      22   101,076       (*)         (*)         (*)         (*)        (*)         (*)         31,778       31,778       131,778
      23   108,755       (*)         (*)         (*)         (*)        (*)         (*)         29,388       29,388       129,388
      24   116,818       (*)         (*)         (*)         (*)        (*)         (*)         25,943       25,943       125,943
      25   125,284       (*)         (*)         (*)         (*)        (*)         (*)         21,264       21,264       121,264
      26   134,173       (*)         (*)         (*)         (*)        (*)         (*)         15,133       15,133       115,133
      27   143,506       (*)         (*)         (*)         (*)        (*)         (*)          7,275        7,275       107,275
      28   153,307       (*)         (*)         (*)         (*)        (*)         (*)           (*)          (*)          (*)
      29   163,597       (*)         (*)         (*)         (*)        (*)         (*)           (*)          (*)          (*)
      30   174,402       (*)         (*)         (*)         (*)        (*)         (*)           (*)          (*)          (*)

---------------------------------

(1)     NO POLICY LOANS AND NO PARTIAL WITHDRAWALS HAVE BEEN MADE.

(2) GUARANTEED VALUES REFLECT GUARANTEED COST OF INSURANCE CHARGES AND A MONTHLY $10 ADMINISTRATIVE EXPENSE CHARGE FOR THE FIRST POLICY YEAR AND $7.50 THEREAFTER. GUARANTEED VALUES REFLECT A 6% OF PREMIUM CHARGE ON ALL PREMIUMS.

(3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.

(*)    UNLESS ADDITIONAL PREMIUM IS PAID, THE POLICY WILL LAPSE WITHOUT VALUE.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS.. NO REPRESENTATION CAN BE MADE BY NATIONWIDE LIFE OR THE TRUST THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                   APPENDIX 3

The following performance tables display historical investment results of the Underlying Mutual Fund Sub-Accounts of the Variable Account. This information may be useful in helping potential investors in deciding which Underlying Mutual Fund Sub-Accounts to choose and in assessing the competence of the Underlying Mutual Funds' investment advisers. The performance figures shown should be considered in light of the investment objectives and policies, characteristics and quality of the underlying portfolios of the Underlying Mutual Funds, and the market conditions during the periods of time quoted. The performance figures should not be considered as estimates or predictions of future performance. Investment return and the principal value of the Underlying Mutual Fund Sub-Accounts are not guaranteed and will fluctuate so that a Policy Owner's units, when redeemed, may be worth more or less than their original cost.

                             FUND PERFORMANCE TABLE*

                           ----------------------------------------------------------------------------------------
                                              Annual Percentage               Cumulative Non annualized
                                                    Change                       Percentage Change
-------------------------------------------------------------------------------------------------------------------
                            Fund      Unit                        1 mo    1/1/97 1 Yrs   3 Yrs.   5 yrs. Inception
  Underlying Mutual Fund   Inception Values   1994  1995   1996    to       to     to      to       to       to
                           Date**    3/31/97                     3/31/97 3/31/97 3/31/97 3/31/97  3/31/97 3/31/97
-------------------------------------------------------------------------------------------------------------------
NSAT Capital Appreciation  04/15/92   11.85  -0.90  29.35  26.14  -3.23   2.06   19.06    71.54    N/A     91.34
Fund
NSAT Government Bond Fund  11/08/82   10.62  -3.23  18.74   3.49  -0.99  -0.54    5.24    21.62    42.51  262.20
NSAT Money Market Fund     11/10/81   10.47   3.88   5.64   5.13   0.43   1.24    5.10    15.98    22.92  188.45
NSAT Small Company Fund    10/23/95    9.99    N/A    N/A  22.83  -3.94  -5.11    7.97      N/A      N/A   33.30
NSAT Total Return Fund     11/08/82   11.70   1.07  29.09  21.84  -3.31   2.22   17.67    66.13    92.66  670.93
-------------------------------------------------------------------------------------------------------------------
                           ---------------------------
                              Average Annualized
                             Percentage Change
-------------------------------------------------------
                             3 Yrs.   5 yrs. Inception
  Underlying Mutual Fund       to       to     to
                            3/31/97  3/31/97  3/31/97
--------------------------------------------------------
NSAT Capital Appreciation    19.71      N/A  13.98
Fund
NSAT Government Bond Fund     6.74     7.34   9.35
NSAT Money Market Fund        5.07     4.21   7.13
NSAT Small Company Fund        N/A      N/A  22.13
NSAT Total Return Fund       18.44    14.01  15.24
--------------------------------------------------------

* TOTAL RETURN SHOWS THE PERCENT CHANGE IN UNIT VALUES, WITH DIVIDENDS AND CAPITAL GAINS REINVESTED, AFTER THE DEDUCTION OF A GUARANTEED MORTALITY AND EXPENSE RISK CHARGE AT THE RATE OF 0.75% PER ANNUM OF DAILY NET ASSET VALUE OF THE VARIABLE ACCOUNT AND THE DEDUCTION OF APPLICABLE INVESTMENT ADVISORY FEES AND OTHER EXPENSES OF THE UNDERLYING MUTUAL FUNDS.

THE TOTAL RETURN FIGURES DO NOT TAKE INTO ACCOUNT THE SEVERAL OTHER POLICY CHARGES WHICH ARE DESCRIBED IN THE "POLICY CHARGES" SECTION. THESE OTHER CHARGES INCLUDE DEDUCTIONS FROM PREMIUMS, COST OF INSURANCE CHARGES, MORTALITY AND EXPENSE RISK CHARGES, SURRENDER CHARGES AND A MONTHLY ADMINISTRATIVE CHARGE.

                         NOTES TO FUND PERFORMANCE TABLE

The above table displays three types of total return. (1) Annual Percentage Change; (2) Cumulative Non-Annualized Percentage Change; and (3) Average Annualized Percentage Change. Total return shows the percent change in unit values, with dividends and capital gains reinvested, after the deduction of applicable investment advisory fees and other expenses of the Underlying Mutual Funds. The total return figures shown in the Annual Percentage Change and Average Annualized Percentage Change columns represent annualized figures, i.e., that is the rate of growth that would have produced the corresponding cumulative return had performance been constant over the entire period quoted. The annual Percentage Change reflects the rate of return on an annual percentage basis during the 1994, 1995 and 1996 calendar years. The Average Annualized Percentage Change reflects the annual percentage rate of return over 3 and 5 year periods, or from Underlying Mutual Fund inception. The Cumulative Non-Annualized Percentage Change total return figures are not annual return figures but instead represent the total percentage change in unit value over the stated periods without annualization. THE TOTAL RETURN FIGURES DO NOT TAKE INTO ACCOUNT THE SEVERAL OTHER POLICY CHARGES WHICH ARE DESCRIBED IN THE "POLICY CHARGES" SECTION. THESE OTHER CHARGES INCLUDE DEDUCTIONS FROM PREMIUMS, COST OF INSURANCE CHARGES, MORTALITY AND EXPENSE RISK CHARGES, SURRENDER CHARGES AND A MONTHLY ADMINISTRATIVE CHARGE.

The Underlying Mutual Fund Inception Date is the date the
Underlying Mutual Fund first became effective, which is not necessarily the same date the Underlying Mutual Fund was first made available through the Variable Account. For those Underlying Mutual Funds which have not been offered as Sub-Accounts through the Variable Account for one of the quoted periods, the total return figures will show the investment performance such Underlying Mutual Funds would have achieved (reduced by Fund investment advisory fees and expenses) had they been offered as Sub-Accounts through the Variable Account for the period quoted. Certain Underlying Mutual Funds are not as old as some of the periods quoted, therefore, total return figures may not be available for all of the periods shown.

THE PRECEDING FUND PERFORMANCE TABLE DISPLAYS HISTORICAL INVESTMENT RESULTS OF THE UNDERLYING MUTUAL FUNDS OF THE VARIABLE ACCOUNT. THIS INFORMATION MAY BE USEFUL IN HELPING POTENTIAL INVESTORS IN DECIDING WHICH UNDERLYING MUTUAL FUNDS TO CHOOSE AND IN ASSESSING THE COMPETENCE OF THE UNDERLYING MUTUAL FUNDS' INVESTMENT ADVISERS. THE PERFORMANCE FIGURES SHOWN SHOULD BE CONSIDERED IN LIGHT OF THE INVESTMENT OBJECTIVES AND POLICIES, CHARACTERISTICS AND QUALITY OF THE UNDERLYING PORTFOLIOS OF THE UNDERLYING MUTUAL FUNDS, AND THE MARKET CONDITIONS DURING THE PERIODS OF TIME QUOTED. THE PERFORMANCE FIGURES SHOULD NOT BE CONSIDERED AS ESTIMATES OR PREDICTIONS OF FUTURE PERFORMANCE. INVESTMENT RETURN AND THE PRINCIPAL VALUE OF THE UNDERLYING MUTUAL FUNDS ARE NOT GUARANTEED AND WILL FLUCTUATE SO THAT A POLICY OWNER'S UNITS, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

                          CASH VALUE PERFORMANCE TABLE*
                      HYPOTHETICAL ANNUAL PREMIUM: $10,000
                            $499,021 SPECIFIED AMOUNT
                        MALE AGE 45/NON-TOBACCO PREFERRED

                    -------------------------------------------------------------------------------------------------------------
                               1 Year to      2 Years to      3 Years to      5 Years to     10 Years to      Inception to
                               3/31/97         3/31/97         3/31/97         3/31/97        3/31/97         3/31/97
---------------------------------------------------------------------------------------------------------------------------------
Underlying Mutual   Fund             Cash           Cash            Cash             Cash             Cash              Cash
     Fund           Inception Accum  Surr.  Accum   Surr.   Accum   Surr.   Accum    Surr.   Accum    Surr.    Accum    Surr.
                    Date**   Value   Value  Value   Value   Value   Value   Value    Value   Value    Value    Value    Value
---------------------------------------------------------------------------------------------------------------------------------
NSAT Capital        04/15/92 $9,210  $4,377   N/A     N/A   $34,619 $30,269   N/A      N/A     N/A      N/A    $62,850  $59,467
Appreciation Fund
---------------------------------------------------------------------------------------------------------------------------------
NSAT Government     11/08/82 $8,056  $3,223   N/A     N/A   $26,286 $21,936 $46,624  $43,241 $120,376 $120,376 $228,753 $228,753
Bond Fund
---------------------------------------------------------------------------------------------------------------------------------
NSAT Money Market   11/10/81 $8,040  $3,207   N/A     N/A   $25,346 $20,997 $43,634  $40,250 $100,689 $100,689 $198,866 $198,866
Fund
---------------------------------------------------------------------------------------------------------------------------------
NSAT Small Company  10/23/95 $8.375  $3,542   N/A     N/A     N/A     N/A     N/A      N/A     N/A      N/A    $18,857  $14,023
Fund
---------------------------------------------------------------------------------------------------------------------------------
NSAT Total Return   11/08/82 $9,093  $4,260   N/A     N/A   $33,445 $29,095 $61,480  $58,097 $164,535 $164,535 $378,940 $378,940
Fund
---------------------------------------------------------------------------------------------------------------------------------

* THE CASH SURRENDER VALUE FIGURES REFLECT THE DEDUCTION OF ALL APPLICABLE POLICY CHARGES, INCLUDING DEDUCTION FROM EACH PREMIUM PAYMENT, AN 0.75% ASSET CHARGE, APPLICABLE COST OF INSURANCE CHARGES, AND A MONTHLY ADMINISTRATIVE CHARGE (AND THE DEDUCTION OF APPLICABLE INVESTMENT ADVISORY FEES AND OTHER EXPENSES OF THE UNDERLYING MUTUAL FUNDS).

                      NOTES TO CASH VALUE PERFORMANCE TABLE

The above Cash-Value performance table shows the effect of the performance quoted on Cash Values and Cash Surrender Values, based on a hypothetical annual premium of $10,000 for a 45 year-old male, non-tobacco preferred, with death benefit option 1 and an initial specified amount of $499,021 (based on a guideline-level premium of $10,000 issued on a preferred basis). The Cash Surrender Value figures reflect the deduction of all applicable Policy Charges, including a deduction from each premium payment, a mortality and expense risk charge, applicable cost of insurance charges, surrender charges, and a monthly administrative charge (and the deduction of applicable investment advisory fees and other expenses of the Underlying Mutual Funds). See the "Policy Charges" section for more information about these charges. The cost of insurance charges may be higher or lower for purchasers who do not meet the profile of the hypothetical purchaser. Illustrations reflecting a potential purchaser's specific characteristics are available from the Company upon request.

**The Underlying Mutual Fund Inception Date is the date the Underlying Mutual Fund first became effective, which is not necessarily the same date the Underlying Mutual Fund was first made available through the Variable Account. For those Underlying Mutual Funds which have not been offered as Sub-Accounts through the Variable Account for one of the quoted periods, the Cash Values will show the investment performance such Underlying Mutual Funds would have achieved (reduced by Underlying Mutual Fund investment advisory fees and expenses) had they been offered as Sub-Accounts through the Variable Account for the period quoted. Certain Underlying Mutual Funds are not as old as some of the periods quoted, therefore, the Cash Values may not be available for all of the periods shown.

THE PRECEDING CASH-VALUE PERFORMANCE TABLE DISPLAYS HISTORICAL INVESTMENT RESULTS OF THE UNDERLYING MUTUAL FUNDS OF THE VARIABLE ACCOUNT. THIS INFORMATION MAY BE USEFUL IN HELPING POTENTIAL INVESTORS IN DECIDING WHICH UNDERLYING MUTUAL FUNDS TO CHOOSE AND IN ASSESSING THE COMPETENCE OF THE UNDERLYING MUTUAL FUNDS' INVESTMENT ADVISERS. THE PERFORMANCE FIGURES SHOWN SHOULD BE CONSIDERED IN LIGHT OF THE INVESTMENT OBJECTIVES AND POLICIES, CHARACTERISTICS AND QUALITY OF THE UNDERLYING PORTFOLIOS OF THE UNDERLYING MUTUAL FUNDS, AND THE MARKET CONDITIONS DURING THE PERIODS OF TIME QUOTED. THE PERFORMANCE FIGURES SHOULD NOT BE CONSIDERED AS ESTIMATES OR PREDICTIONS OF FUTURE PERFORMANCE. INVESTMENT RETURN AND THE PRINCIPAL VALUE OF THE UNDERLYING MUTUAL FUNDS ARE NOT GUARANTEED AND WILL FLUCTUATE SO THAT A POLICY OWNER'S UNITS, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.